UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-5601

                      SEI Institutional International Trust
               (Exact name of registrant as specified in charter)

                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734


                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2004

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[BACKGROUND GRAPHIC OMITTED]

SEI INVESTMENTS



                                          Annual Report as of September 30, 2004


                                           SEI INSTITUTIONAL INTERNATIONAL TRUST


                                                       International Equity Fund

                                                    Emerging Markets Equity Fund

                                                 International Fixed Income Fund

                                                      Emerging Markets Debt Fund

TABLE OF CONTENTS




---------------------------------------------------------------------

Management's Discussion and Analysis of Fund Performance            1
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Schedules of Investments                                            8
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Statements of Assets and Liabilities                               29
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Statements of Operations                                           30
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Statements of Changes in Net Assets                                31
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Financial Highlights                                               33
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Notes to Financial Statements                                      34
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Report of Independent Registered Public Accounting Firm            42
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Trustees and Officers of the Trust                                 43
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Disclosure of Fund Expenses                                        46
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Notice to Shareholders                                             47
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Beginning on the fiscal quarter ended December 31, 2004, the Trust will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q will be available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2004


INTERNATIONAL EQUITY FUND


OBJECTIVE

The International Equity Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

STRATEGY

The Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.

ANALYSIS

International equity stocks realized modest gains during the year ended September 30, 2004. Overall, the non-U.S. developed equity markets, as measured by the Morgan Stanley MSCI EAFE Index, gained 22.08% in U.S. dollar terms during the period. Every international equity market, as well as each sector, posted positive returns. The Energy sector was the strongest performer as the rising price of oil and other key commodities boosted equity prices within the sector. The more speculative Information Technology sector, however, lagged the most during the course of the year as investors remained cautious about the prospects of a continued global economic recovery accompanied by an increase in tech spending.

The International Equity Fund, Class A tracked the Morgan Stanley MSCI EAFE Index closely during the period, advancing 20.74%. Strong stock selection within both the Information Technology and Telecommunication sectors led to the positive relative performance while positioning (overweights) to those respective sectors detracted from performance. On a country basis, strong stock selection was seen within the UK market, which was offset by poor asset selection in Japan over the past year. Non-benchmark names, many found via opportunistic investing in large emerging market securities, were positive contributors during this time. There were no additional manager changes made in the past year after the several that took effect in the summer of 2003.

INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN (1)
----------------------------------------------------------------------------
                          Annualized   Annualized   Annualized    Annualized
               One Year       3 Year       5 Year      10 Year  Inception to
                 Return       Return       Return       Return          Date
----------------------------------------------------------------------------
Class A          20.74%        6.53%       -2.73%        3.32%         3.45%
----------------------------------------------------------------------------
Class I          20.54%          n/a          n/a          n/a         3.71%
----------------------------------------------------------------------------

*Actual, not synthetic

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A, versus the Morgan Stanley MSCI EAFE Index

[LINE GRAPH OMITTED -- PLOT POINTS FOLLOW:]

         SEI International      Morgan Stanley
           Equity Fund,           MSCI EAFE
              Class A               Index
9/94         $100,000             $100,000
9/95          104,240              105,800
9/96          114,508              114,920
9/97          126,600              128,929
9/98          115,522              118,176
9/99          159,259              154,752
9/00          165,868              159,673
9/01          114,698              114,118
9/02           96,587               96,396
9/03          114,852              121,468
9/04          138,672              148,288

1 For the period ended September 30, 2004. Past performance is no indication of future performance. Class I Shares were offered beginning on January 4, 2002. Class A Shares were offered beginning December 30, 1989. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




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SEI Institutional International Trust / Annual Report / September 30, 2004     1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2004


EMERGING MARKETS EQUITY FUND


OBJECTIVE

The Emerging Markets Equity Fund (the "Fund") seeks to provide capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.

STRATEGY

The Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation ("SIMC"). The Fund is diversified as to issuers, market capitalization, industry and country.

ANALYSIS

Strong returns within emerging markets continued, as the asset class returned 26.13% for the year ended September 30, 2004 as measured by the Morgan Stanley MSCI Emerging Markets Free Index. Returns for the period could have been higher, as there were several events during the period that prevented the markets from rallying even higher. China's government began taking steps to cool an overheating economy, while a surprise upset in the general elections of India led to fears that privatization and reform programs would be on hold. At the global macro level, rising interest rates and the potential inflationary pressures of oil prices in excess of $40 per barrel weighed on country returns. Lastly, the seizure of Yukos assets by the Russian government increased investors' risk aversion in the markets. Despite all of this news, all but a handful of emerging markets countries and sectors delivered double digit returns. Energy and Materials were the best performing sectors, buoyed by strength in oil prices and demand from China, respectively. Technology, on the other hand, was the worst performing sector. Despite strong earnings reports from tech giants Samsung Electronics and Taiwan Semiconductor, technology hardware stocks in emerging markets got caught in a slide following warnings from several global tech leaders on accumulating inventories. On a country basis, the tiny markets of Columbia and Egypt more than doubled during the period, while the Eastern European nations of Hungary, Czech Republic and Turkey continued their strong performance on the positive sentiment from their accession into the EU. Tech-heavy Taiwan was the worst performing market for the period, barely generating a positive return for the period.

The Fund lagged the benchmark during the period, returning 23.61% versus 26.13% for the Morgan Stanley MSCI Emerging Markets Free Index. Positioning within Telecommunications names was the biggest contributor to relative performance during the period. Holding stocks such as Bharti Televentures (India) and Mobile Telesystems (Russia), which are benefiting from high rates of subscriber growth in their domestic markets, added to relative performance. On the other hand, underweights to Lukoil and Surgutneftegaz in favor of Yukos in Russia detracted from performance. Despite their awareness of the cyclically driven rally, our managers remained underweight to the materials sector, particularly within South Africa, and were able to generate positive stock selection through positioning in the more fundamentally attractive financials within that market. Continuing with country-level themes, stock selection within India and Russia, particularly in Telecommunications stocks, was a positive contributor to relative performance. These gains were offset by positioning in tech-heavy Taiwan.

During the period, the Fund completed its structural change by moving from a combination of global managers and regional specialists to one which utilizes only global emerging markets managers. As a result, Lloyd George Management is no longer managing assets within the strategy and Citigroup Asset Management, Ltd. was added as a sub-adviser.




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2     SEI Institutional International Trust / Annual Report / September 30, 2004

EMERGING MARKETS EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN (1)
----------------------------------------------------------------------------
                                       Annualized   Annualized    Annualized
                            One Year       3 Year       5 Year     Inception
                              Return       Return       Return       to Date
----------------------------------------------------------------------------
Class A                        23.61%       22.45%        4.12%         1.27%
----------------------------------------------------------------------------

[LINE GRAPH OMITTED -- PLOT POINTS FOLLOW:]

            Emerging Markets    Morgan Stanley MSCI
              Equity Fund,         Emerging Markets     IFC Investible
                Class A               Free Index        Composite Index
1/95            $100,000               $100,000            $100,000
9/95             106,507                107,547             106,691
9/96             114,644                113,150             115,920
9/97             126,625                120,572             122,110
9/98              61,502                 62,927              65,109
9/99              91,164                 98,493             102,208
9/00              91,811                 98,897             101,687
9/01              60,742                 66,103              69,421
9/02              65,468                 71,358              78,266
9/03              90,234                103,883             114,636
9/04             111,539                131,027             146,780

1 For the period ended September 30, 2004. Past performance is no indication of future performance. Class A Shares were offered beginning January 17, 1995. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004     3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2004


INTERNATIONAL FIXED INCOME FUND


OBJECTIVE

The International Fixed Income Fund (the "Fund") seeks to provide capital appreciation and current income through investments in fixed income securities of non-U.S.-dollar-denominated issues. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their Funds. The Fund invests primarily in investment-grade, non-U.S.-dollar-denominated obligations. Although there are no restrictions on the Fund's overall duration, under normal conditions it is expected to range between four and six years.

STRATEGY

The Fund is managed against a broad aggregate index including sovereign, mortgage and corporate securities. The Fund is diversified through its issuers, market capitalization, and industry and country positionings.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund intends to be diversified across six to 12 countries, across the three major trading blocs: North America, Europe and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over-or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.

ANALYSIS

The International fixed income market, as measured by the Lehman Global Aggregate ex-U.S. Index, returned 8.61% over the period, with the return being assisted by a weaker U.S. dollar. The period was a difficult time for global bond yields as greater confidence in global economic growth and improving equity markets led to higher bond yields. The U.S. yield curve, which had been trading extremely steeply, began to flatten as the Federal Reserve moved from a rate-cutting to a rate-increasing bias, eventually increasing the Fed Funds rate on three occasions from 1% to 1.75% over the period. European bond yields bucked the trend, with the 10 year bond rate unchanged over the period. The European Central Bank remained on hold for the year as growth in continental Europe continued to be sluggish and unemployment remained stubbornly high in both France and Germany. The Stability and Growth Pact was consigned to history as the threatened fines for exceeding debt/Great British Pound limits failed to materialize. The Japanese economy began to show signs of recovery and yields rose marginally over the year. The UK government bond market underperformed as the Bank of England raised rates five times over the year in response to solid economic growth driven by consumer spending. Investors' appetite for risk was unsatiated throughout the year - higher-risk sectors generally outperformed lower risk sectors. The resurgent concerns about global inflation raised investors' concern regarding purchasing power, and thus inflation-protected securities performed well.

The Fund had a challenging year, marginally underperforming its index with a return of 7.43%. Currency positioning was a mixed contributor to performance over the year. While the U.S. dollar generally weakened over the period, intervention from Japanese authorities often went against the positioning of the manager. The Fund was generally short duration in anticipation of an increasing interest rate environment and expected positive economic news.




--------------------------------------------------------------------------------
4     SEI Institutional International Trust / Annual Report / September 30, 2004

INTERNATIONAL FIXED INCOME FUND

AVERAGE ANNUAL TOTAL RETURN (1)
----------------------------------------------------------------------------
                          Annualized   Annualized   Annualized    Annualized
               One Year       3 Year       5 Year      10 Year  Inception to
                 Return       Return       Return       Return          Date
----------------------------------------------------------------------------
Class A           7.43%       10.98%        4.98%        5.91%         5.85%
----------------------------------------------------------------------------

Comparison of Change in the Value of a $100,000 Investment in the SEI International Fixed Income Fund, versus the Lehman Global Aggregate ex-U.S. Index

[LINE GRAPH OMITTED -- PLOT POINTS FOLLOW:]

International Fixed Income Fund - $177,558
Lehman Global Aggregate ex-U.S.Index - $185,963

             International         Lehman Global
             Fixed Income            Aggregate
                 Fund              ex-U.S. Index
9/94          $100,000               $100,000
9/95           119,860                118,380
9/96           124,091                126,560
9/97           125,531                126,130
9/98           141,184                142,955
9/99           139,264                139,224
9/00           125,923                125,733
9/01           129,902                130,801
9/02           141,203                144,247
9/03           165,278                171,221
9/04           177,558                185,963

1 For the period ended September 30, 2004. Past performance is no indication of future performance. Class A Shares were offered beginning September 1, 1993. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004     5

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2004


EMERGING MARKETS DEBT FUND


OBJECTIVE

The Emerging Markets Debt Fund (the "Fund") seeks to maximize total return from a portfolio consisting of primarily high-yield, below-investment-grade fixed income securities from emerging markets of foreign countries. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Under normal circumstances, the Fund is anticipated to be invested primarily in U.S. dollar-denominated emerging debt.

STRATEGY

Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 25-30 countries.

The next step in the process is to determine relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.

ANALYSIS

Emerging Markets Debt (EMD) as measured by the J.P. Morgan EMBI Global Index posted relatively strong performance during the twelve month period, returning 11.55%. The market has been able to benefit from strong internal factors - improving economies and the passage of critical reforms - as well as strong external factors - increase in global risk appetite and high oil prices. However, the market was negatively impacted in April by volatility stemming from external factors (i.e. U.S. Treasuries volatility, investor outflows) that led the market to its second-worst-one month period (April: -5.70%) in over three years. During the past year, EMD spreads over U.S. Treasuries tightened 77 basis points to end at 409 basis points with the market yield ending the period at 8.16%.

The Latin American region was the largest contributor to the market's return. An improving economy, lower interest rates and passage of key reforms propelled Brazilian bonds to a 22% return. Venezuelan bonds were one of the market's top performers, returning 30%, as President Chavez survived the referendum vote on his presidency and S&P upgraded Venezuelan bonds to B from B-. The persistence of high oil prices, expectations of further foreign direct investment into Venezuela's beleaguered oil sector and the unwinding of electoral uncertainty were the primary factors cited by Standard & Poors for the upgrade. Outside of Latin America, Cote D'Ivoire (Ivory Coast) was one of the market's most volatile performers, albeit gaining 5%, as the country's ongoing civil war intensified during the period.

The Fund solidly outpaced the benchmark and returned 13.97% during the periods, driven by overweight positions to Brazil, as well as to Ecuador which gained 38%, as high oil prices benefited the Ecuadorian economy. The largest detractor to Fund performance was its underweight to Venezuela, and overweight to the Dominican Republic which fell 3% as the Dominican Republic attempts to complete a much-needed new International Monetary Fund agreement.

--------------------------------------------------------------------------------
6     SEI Institutional International Trust / Annual Report / September 30, 2004

EMERGING MARKETS DEBT FUND

AVERAGE ANNUAL TOTAL RETURN (1)
----------------------------------------------------------------------------
                                       Annualized   Annualized    Annualized
                            One Year       3 Year       5 Year     Inception
                              Return       Return       Return       to Date
----------------------------------------------------------------------------
Class A                       13.97%       20.20%       18.41%        11.02%
----------------------------------------------------------------------------


Comparison of Change in the Value of a $100,000 Investment in the SEI Emerging Markets Debt Fund, versus the J.P. Morgan EMBI Global Index, and the J.P. Morgan EMBI Plus Index

[LINE GRAPH OMITTED -- PLOT POINTS FOLLOW:]

              Emerging           J.P. Morgan      J.P. Morgan
             Markets Debt          Global          EMBI Plus
                Fund                Index            Index
6/97          $100,000            $100,000         $100,000
9/97           106,198             106,500          106,908
9/98            69,984              80,674           79,860
9/99            91,785             100,407            98228
9/00           117,549             125,408          125,771
9/01           123,062             129,572          127,997
9/02           125,707             130,194          126,538
9/03           187,493             175,801          177,393
9/04           213,685             196,106          198,610

1 For the period ended September 30, 2004. Past performance is no indication of future performance. Class A Shares were offered beginning June 29, 1997. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.




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SEI Institutional International Trust / Annual Report / September 30, 2004     7

SCHEDULE OF INVESTMENTS


INTERNATIONAL EQUITY FUND

September 30, 2004
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:

34.1%   Financials
10.8%   Telecommunication Services
 8.5%   Industrials
 8.2%   Consumer Discretionary
 7.6%   Consumer Staples
 7.4%   Energy
 6.9%   Cash Equivalents
 6.3%   Healthcare
 5.0%   Basic Materials
 2.9%   Information Technology
 2.1%   Utilities
 0.1%   U.S. Treasury Obligations
 0.1%   Diversified

*Percentages based on total investments.

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
AUSTRALIA -- 2.9%
   Alumina                                             282,900       $    1,152
   Amcor                                               241,700            1,257
   Australia & New Zealand Banking Group               308,481            4,250
   BHP Billiton                                      2,074,900           21,582
   BlueScope Steel                                     225,000            1,418
   Brambles Industries                                 186,500              956
   Foster's Group                                      314,425            1,077
   Insurance Australia Group                           304,781            1,148
   National Australia Bank                             846,891           16,551
   Newcrest Mining                                     689,170            7,583
   Promina Group                                       365,800            1,200
   QBE Insurance Group                                 933,565            8,859
   Rinker Group                                        244,700            1,530
   Telstra                                           1,682,398            5,667
   Wesfarmers                                           53,500            1,240
   Westpac Banking                                     123,500            1,586
   WMC Resources                                       272,800            1,059
   Woolworths                                          149,500            1,475
                                                                     ----------
                                                                         79,590
                                                                     ----------
AUSTRIA -- 0.4%
   Erste Bank der Oesterreichischen
     Sparkassen*                                        44,800            1,864
   OMV*                                                 18,100            4,170
   Telekom Austria*                                    418,568            5,864
                                                                     ----------
                                                                         11,898
                                                                     ----------
BELGIUM -- 0.7%
   Belgacom                                             16,500              591
   Delhaize Group                                       53,300            3,386
   Fortis*                                             166,671            3,962
   InBev                                               197,680            6,590
   KBC Bancassurance Holding                            55,700            3,625
   UCB                                                  20,921            1,114
                                                                     ----------
                                                                         19,268
                                                                     ----------
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
BRAZIL -- 0.2%
   Cia de Saneamento Basico do Estado
     de Sao Paulo*                                  12,120,000       $      568
   Cia Vale do Rio Doce ADR*                           108,000            2,427
   Gerdau ADR*                                          61,500            1,006
   Uniao de Bancos Brasileiros GDR*                     45,700            1,107
                                                                     ----------
                                                                          5,108
                                                                     ----------
CANADA -- 1.7%
   Abitibi-Consolidated (A)                            122,000              766
   Alcan (A)                                           162,800            7,783
   Bank of Nova Scotia (A)                             213,600            6,237
   Bombardier, Cl B (A)                                151,000              347
   Cameco                                                3,600              286
   Great-West Lifeco (A)                                28,700            1,153
   Inco*                                                86,700            3,386
   Manulife Financial (A)                              112,100            4,907
   Research In Motion*                                  83,600            6,382
   Royal Bank of Canada (A)                            117,085            5,546
   TELUS                                                81,500            1,578
   Thomson (A)                                         196,600            6,818
                                                                     ----------
                                                                         45,189
                                                                     ----------
CHINA -- 0.2%
   China Petroleum & Chemical                        2,176,000              886
   China Telecom                                    15,044,000            4,871
                                                                     ----------
                                                                          5,757
                                                                     ----------
DENMARK -- 0.5%
   Danske Bank                                         110,300            2,899
   Novo-Nordisk*                                       152,600            8,354
   TDC*                                                 60,000            2,123
                                                                     ----------
                                                                         13,376
                                                                     ----------
FINLAND -- 0.7%
   Fortum*                                             128,700            1,798
   Kesko (A)*                                          186,900            4,090
   Nokia*                                              888,215           12,223
   UPM-Kymmene*                                         50,100              954
                                                                     ----------
                                                                         19,065
                                                                     ----------
FRANCE -- 10.5%
   Accor (A)                                            59,800            2,331
   Air Liquide                                          30,015            4,708
   AXA (A)                                             740,400           14,980
   BNP Paribas                                         263,556           17,021
   Bouygues (A)                                        393,900           14,775
   Carrefour*                                           29,600            1,392
   Christian Dior (A)                                   95,000            5,658
   Cie Generale D'Optique Essilor
     International                                      34,200            2,198

--------------------------------------------------------------------------------
8     SEI Institutional International Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Credit Agricole                                      76,363       $    2,083
   Dassault Systemes (A)                               217,300           10,153
   France Telecom*                                   1,184,546           29,512
   Groupe Danone (A)                                   221,800           17,438
   L'Oreal                                              34,700            2,273
   Lagardere S.C.A.*                                   149,730            9,287
   Publicis Groupe (A)                                 275,800            7,882
   Renault*                                            155,082           12,683
   Sanofi-Aventis (A)*                                 612,627           45,060
   Schneider Electric                                   47,500            3,071
   Societe Assurances Generales de
     France (A)                                        231,700           14,518
   Societe Generale (A)*                               121,615           10,762
   Total (A)                                           200,891           40,919
   Vinci (A)                                            70,200            8,078
   Vivendi Universal*                                  295,200            7,564
                                                                     ----------
                                                                        284,346
                                                                     ----------
GERMANY -- 7.0%
   Allianz*                                             35,900            3,616
   AMB Generali Holding (A)*                            32,000            2,265
   BASF*                                               212,800           12,541
   Bayer                                               114,827            3,140
   Bayerische Hypo-und Vereinsbank*                    799,900           15,359
   Bayerische Motoren Werke*                           131,893            5,422
   Celesio*                                             63,500            4,330
   Continental*                                        136,400            7,415
   DaimlerChrysler*                                    296,500           12,226
   Deutsche Bank*                                       27,800            1,998
   Deutsche Boerse*                                     46,300            2,342
   Deutsche Telekom (A)*                               817,102           15,162
   E.ON*                                               106,600            7,864
   Hannover Rueckversicherung*                          12,315              399
   HeidelbergCement*                                    42,300            1,968
   Infineon Technologies*                              855,486            8,734
   Linde*                                               53,817            3,101
   MAN (A)*                                             98,000            3,351
   Merck KGaA*                                          47,200            2,699
   Metro*                                              173,100            7,725
   Muenchener Rueckversicherungs*                       73,508            7,081
   SAP*                                                 58,800            9,136
   SAP ADR*                                            170,800            6,653
   Siemens*                                            557,181           40,974
   ThyssenKrupp (A)*                                    79,000            1,539
   TUI (A)*                                             86,500            1,621
   Volkswagen (A)*                                      49,600            1,909
                                                                     ----------
                                                                        190,570
                                                                     ----------


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
HONG KONG -- 0.7%
   China Mobile                                        469,000       $    1,425
   CNOOC (A)                                        13,767,500            7,195
   Esprit Holdings                                     274,000            1,391
   Hang Lung Properties (A)                          1,652,000            2,436
   Hang Seng Bank (A)                                   97,600            1,302
   Li & Fung                                         1,400,000            2,011
   Sun Hung Kai Properties (A)                         211,900            1,997
   Swire Pacific, Cl A (A)                             187,800            1,307
                                                                     ----------
                                                                         19,064
                                                                     ----------
HUNGARY -- 0.1%
   Mol Magyar Olaj - es Gazipari                        39,300            1,920
                                                                     ----------
INDIA -- 0.1%
   ICICI Bank                                          180,000            1,119
   Infosys Technologies ADR*                            24,200            1,370
   Punjab National Bank                                 90,000              508
                                                                     ----------
                                                                          2,997
                                                                     ----------
IRELAND -- 0.8%
   Anglo Irish Bank                                    459,000            8,409
   CRH                                                 132,057            3,157
   Depfa Bank                                          237,000            3,232
   Elan ADR*                                           271,700            6,358
                                                                     ----------
                                                                         21,156
                                                                     ----------
ISRAEL -- 0.0%
   Bank Hapoalim*                                      445,000            1,231
                                                                     ----------
ITALY -- 3.7%
   Banca Popolare di Milano (A)*                       786,400            4,932
   Enel (A)                                          1,667,700           13,629
   ENI-Ente Nazionale Idrocarburi                    1,540,552           34,517
   Sanpaolo IMI                                        954,500           10,776
   Telecom Italia*                                   2,439,710            7,530
   Telecom Italia RNC*                               6,921,318           15,860
   UniCredito Italiano*                              2,439,759           12,303
                                                                     ----------
                                                                         99,547
                                                                     ----------
JAPAN -- 20.5%
   Advantest (A)                                        25,700            1,527
   Aeon (A)                                            328,800            5,292
   Aiful                                                10,600            1,040
   Asatsu-DK                                            71,900            1,977
   Bank of Yokohama                                    881,000            4,732
   Canon (A)                                           707,082           33,232
   Central Japan Railway (A)                               142            1,116
   Dai Nippon Printing (A)                             940,000           12,571
   Daito Trust Construction (A)                         23,200              939


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004     9

SCHEDULE OF INVESTMENTS

September 30, 2004
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Daiwa House Industry                                195,000       $    1,905
   Daiwa Securities Group (A)                          142,000              899
   East Japan Railway                                      976            5,048
   Fanuc                                                48,500            2,552
   Fast Retailing                                       57,700            3,921
   Fuji Photo Film                                     419,200           13,769
   Fuji Television Network                                 762            1,549
   Furukawa Electric*                                  260,000            1,019
   Hirose Electric                                      54,700            4,988
   Hitachi (A)                                       3,671,900           22,188
   Honda Motor (A)                                     150,200            7,277
   Hoya                                                 21,100            2,211
   Index                                                 1,770            3,919
   Isetan                                              237,700            2,446
   Ito-Yokado                                          278,000            9,534
   Itochu*                                             765,000            3,262
   Japan Airlines System (A)*                          261,000              715
   Japan Tobacco (A)                                       316            2,643
   JFE Holdings (A)                                    355,700           10,134
   Kansai Electric Power (A)                           680,900           12,004
   Kao                                                 375,000            8,285
   Keyence                                               5,800            1,220
   Komatsu (A)                                       3,030,000           19,464
   Konica Minolta Holdings (A)                         591,000            8,081
   Kyocera (A)                                         177,400           12,474
   Kyushu Electric Power                                36,400              682
   Lawson                                              113,700            3,941
   Matsushita Electric Industrial (A)                1,185,000           15,816
   Millea Holdings (A)                                   1,703           21,941
   Mitsubishi (A)                                      323,000            3,490
   Mitsubishi Estate (A)                             1,028,900           10,736
   Mitsubishi Heavy Industries                         445,000            1,256
   Mitsubishi Tokyo Financial Group (A)                  1,691           14,100
   Mitsui Fudosan                                      264,000            2,745
   Mitsui OSK Lines                                  1,195,000            7,167
   Mitsui Sumitomo Insurance                           971,000            8,008
   Murata Manufacturing (A)                             37,900            1,823
   NEC (A)                                           1,892,000           11,313
   Nidec (A)                                            19,200            1,941
   Nikko Cordial                                       349,000            1,415
   Nikon (A)                                           129,000            1,215
   Nintendo (A)                                         59,100            7,228
   Nippon Meat Packers                                 226,000            3,022
   Nippon Telegraph & Telephone (A)                        952            3,792
   Nissan Motor (A)                                  2,361,200           25,708
   Nissin Food Products                                  1,100               27
   Nitto Denko                                          36,400            1,674
   Nomura Holdings                                     530,000            6,804
   OJI Paper (A)                                        76,000              430
   Oriental Land                                       131,200            7,940
   ORIX (A)                                            173,200           17,758
   Promise (A)                                          94,550            6,185
   Ricoh                                                72,000            1,356

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Rohm                                                 92,000       $    9,249
   Sammy (3) (A)                                        65,000            3,185
   Sankyo (A)                                          508,200           10,744
   Sekisui House                                       255,000            2,434
   Shimamura                                            17,300            1,152
   Shionogi                                            193,000            2,765
   SMC                                                  23,900            2,288
   Sompo Japan Insurance                               147,000            1,246
   Sony                                                491,400           16,764
   Sumitomo (A)                                        223,000            1,659
   Sumitomo Chemical                                   422,000            1,999
   Sumitomo Forestry (A)                               204,000            1,905
   Sumitomo Mitsui Financial Group (A)                   3,533           20,195
   Suzuki Motor (A)                                    250,000            4,090
   Takeda Chemical Industries (A)                       55,100            2,500
   Tanabe Seiyaku (A)                                  119,000            1,059
   Tokyo Electric Power (A)                            216,700            4,660
   Tokyo Electron (A)                                   88,900            4,331
   Tokyo Gas (A)                                     2,346,000            8,323
   Toyota Motor                                        436,700           16,721
   Trend Micro                                         130,500            5,612
   UFJ Holdings*                                         1,983            8,690
   UNY                                                 115,000            1,182
   Yahoo Japan (A)*                                        138              614
   Yahoo Japan (C)*                                        138              608
   Yamada Denki                                          2,900              100
   Yamanouchi Pharmaceutical (A)                       199,400            6,441
   Yamato Transport (A)                                168,000            2,312
                                                                     ----------
                                                                        556,274
                                                                     ----------
LUXEMBOURG -- 0.4%
   Arcelor*                                            547,200           10,113
   SES GLOBAL FDR                                      126,000            1,228
                                                                     ----------
                                                                         11,341
                                                                     ----------
MEXICO -- 0.4%
   America Movil, Ser L ADR*                           231,300            9,028
   Cemex*                                              103,200              579
   Telefonos de Mexico, Ser L ADR*                      43,400            1,401
                                                                     ----------
                                                                         11,008
                                                                     ----------
NETHERLANDS -- 7.0%
   ABN AMRO Holding (A)*                             1,487,716           33,795
   Aegon (A)*                                          586,830            6,326
   Akzo Nobel*                                         182,388            6,440
   ASML Holding (A)*                                    76,273              981
   CSM*                                                186,090            4,181
   DSM*                                                 20,100            1,048
   Heineken (A)*                                       190,281            5,729
   Heineken Holding, Cl A (A)*                         111,562            2,998
   ING Groep (A)*                                    1,024,451           25,855

--------------------------------------------------------------------------------
10    SEI Institutional International Trust / Annual Report / September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Koninklijke Philips Electronics*                     53,600       $    1,228
   Reed Elsevier (A)                                    32,800              422
   Royal Dutch Petroleum*                              982,160           50,587
   Royal Dutch Petroleum (NY Shares)*                   28,000            1,445
   Royal KPN*                                        1,594,187           11,939
   Royal Numico*                                        66,600            2,121
   TPG (A)*                                            418,900           10,234
   Unilever (A)*                                       368,298           21,188
   VNU*                                                129,467            3,329
                                                                     ----------
                                                                        189,846
                                                                     ----------
NEW ZEALAND -- 0.4%
   Telecom                                           2,516,837           10,019
                                                                     ----------
NORWAY -- 1.4%
   DNB                                                 200,000            1,582
   Norsk Hydro (A)                                     235,000           17,106
   Norske Skogindustrier*                               34,600              620
   Statoil*                                            748,700           10,733
   Tandberg (A)*                                       703,500            6,349
   Yara International*                                  73,500              781
                                                                     ----------
                                                                         37,171
                                                                     ----------
PORTUGAL -- 0.2%
   Portugal Telecom*                                   539,400            5,942
                                                                     ----------
SINGAPORE -- 0.6%
   Flextronics International*                          159,300            2,111
   Singapore Airlines                                  174,000            1,126
   Singapore Telecommunications (A)                  7,801,862           10,844
   United Overseas Bank                                154,000            1,253
                                                                     ----------
                                                                         15,334
                                                                     ----------
SOUTH AFRICA -- 0.4%
   ABSA Group                                          188,100            1,891
   Sanlam                                              828,200            1,402
   Sasol                                               322,200            5,996
   Telkom                                               60,230              685
                                                                     ----------
                                                                          9,974
                                                                     ----------
SOUTH KOREA -- 1.0%
   Honam Petrochemical                                  12,100              479
   Hyundai Motor                                        34,600            1,596
   Industrial Bank of Korea                             88,000              540
   INI Steel                                            74,000              823
   Kookmin Bank*                                        18,900              598
   Nong Shim                                             2,600              555
   POSCO                                                 8,800            1,311
   Samsung Electronics                                   5,720            2,275
   Samsung Electronics GDR (A)*                        101,358           20,069
                                                                     ----------
                                                                         28,246
                                                                     ----------
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
SPAIN -- 3.9%
   ACS Actividades*                                    414,400       $    7,550
   Altadis (A)                                          96,800            3,294
   Banco Bilbao Vizcaya Argentaria (A)               1,249,500           17,195
   Banco Santander Central Hispano (A)               1,486,200           14,509
   Iberdrola*                                           70,500            1,462
   Inditex*                                            208,000            5,141
   Repsol (A)*                                         762,500           16,743
   Sogecable (A)*                                      185,700            7,473
   Telefonica (A)*                                   2,090,093           31,281
                                                                     ----------
                                                                        104,648
                                                                     ----------
SWEDEN -- 1.8%
   Assa Abloy (A)*                                     102,100            1,280
   ForeningsSparbanken*                                146,800            3,055
   Nordea (A)                                          645,658            5,277
   SKF (A)                                              93,829            3,564
   Svenska Cellulosa, Cl B (A)                         122,000            4,742
   Telefonaktiebolaget LM Ericsson ADR*                364,500           11,387
   Volvo, Cl B (A)                                     527,900           18,635
                                                                     ----------
                                                                         47,940
                                                                     ----------
SWITZERLAND -- 7.7%
   ABB (A)*                                            230,706            1,408
   Adecco (A)*                                          26,691            1,325
   Ciba Specialty Chemicals (A)*                        41,447            2,579
   Compagnie Financiere Richemont, Cl A*               285,097            7,888
   Credit Suisse Group (A)*                            422,922           13,497
   Holcim*                                             289,762           15,281
   Nestle                                              134,424           30,788
   Novartis*                                         1,041,596           48,547
   Roche Holding*                                      171,358           17,703
   Serono, Cl B (A)*                                     2,260            1,395
   STMicroelectronics (A)*                             106,300            1,833
   Swiss Reinsurance*                                  135,422            7,792
   Swisscom*                                            21,649            7,507
   Syngenta (A)*                                        36,874            3,514
   Synthes*                                             16,900            1,841
   UBS*                                                531,499           37,414
   Xstrata                                             440,000            7,233
                                                                     ----------
                                                                        207,545
                                                                     ----------
TAIWAN -- 0.4%
   Chunghwa Telecom ADR*                               252,047            4,438
   Compal Electronics                                1,200,000            1,190
   HON HAI Precision Industry GDR (A)*                 163,300            1,192
   Taiwan Semiconductor Manufacturing                  946,000            1,206
   Taiwan Semiconductor Manufacturing
     ADR (A)*                                          540,698            3,861
                                                                     ----------
                                                                         11,887
                                                                     ----------

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    11

SCHEDULE OF INVESTMENTS

September 30, 2004
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
THAILAND -- 0.0%
   PTT*                                                199,200       $      813
                                                                     ----------
TURKEY -- 0.0%
   Ford Otomotiv Sanayi                            125,661,200              985
                                                                     ----------
UNITED KINGDOM -- 21.5%
   Abbey National                                      598,700            6,067
   Allied Domecq                                     1,516,215           12,868
   ARM Holdings                                        329,600              498
   AstraZeneca                                         208,465            8,544
   AstraZeneca (SEK)*                                  351,086           14,516
   Aviva                                               478,400            4,740
   BAA                                                 224,193            2,246
   BAE Systems                                         339,549            1,381
   Barclays                                          3,690,167           35,391
   BG Group*                                         1,162,100            7,802
   BHP Billiton                                      2,469,761           25,988
   BOC Group                                           466,572            7,464
   BP                                                5,049,055           48,195
   Brambles Industries                                 169,900              789
   British American Tobacco*                         1,067,860           15,478
   BT Group                                          2,125,700            6,914
   Bunzl                                               462,379            3,483
   Cadbury Schweppes                                 3,064,371           23,567
   Carnival*                                           137,700            6,770
   Centrica                                            634,400            2,881
   Diageo                                              354,900            4,431
   GlaxoSmithKline                                   1,432,745           30,878
   GUS                                                 714,795           11,641
   Hays                                              3,284,987            7,891
   HBOS                                                328,400            4,433
   HSBC Holdings                                     1,604,301           25,460
   Imperial Tobacco Group                              714,466           15,566
   Intercontinental Hotels Group                       254,100            2,890
   ITV*                                              1,760,942            3,433
   J Sainsbury                                         499,800            2,304
   mmO2*                                             3,667,800            6,521
   National Grid Transco                             2,209,264           18,640
   Pearson                                             633,600            6,776
   Persimmon                                           259,100            3,102
   Prudential                                          916,862            7,474
   Punch Taverns                                        72,500              661
   Reckitt Benckiser                                   756,465           18,534
   Reed Elsevier                                     2,197,662           19,287
   Rentokil Initial                                  1,543,054            4,202
   Rexam                                               214,309            1,642
   Rio Tinto                                           447,200           12,025
   RMC Group                                           414,700            6,375
   Rolls-Royce Group*                                1,473,448            6,752
   Royal & Sun Alliance Insurance Group              1,000,000            1,294
   Royal Bank of Scotland Group                        907,119           26,198
   Shell Transport & Trading                           573,400            4,207
   Signet Group*                                     5,591,800           11,586

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                       ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Smiths Group*                                       384,740       $    5,166
   Standard Chartered                                  271,500            4,660
   Taylor Woodrow                                      190,000              905
   Trinity Mirror                                      115,500            1,375
   Unilever*                                           680,900            5,542
   Vodafone Group                                   22,484,334           53,808
   Whitbread                                           249,000            3,713
   Wimpey George                                       404,100            2,940
   Wolseley                                            250,770            4,281
                                                                     ----------
                                                                        582,175
                                                                     ----------
Total Common Stock
   (Cost $2,352,336) ($ Thousands)                                    2,651,230
                                                                     ----------

COMMERCIAL PAPER (B) -- 12.8%
UNITED STATES -- 12.8%
   ASAP Funding
           1.810%, 11/05/04                           $ 27,000           26,953
   Ajax Bambino Funding
           1.830%, 10/25/04                             35,000           34,957
   Altamira Funding
           1.800%, 10/14/04                             33,000           32,978
   Bavaria Universal Funding
           1.800%, 10/15/04                             31,600           31,578
   Cobblestone Funding
           1.800%, 10/25/04                             26,200           26,168
   Eiffel Funding
           1.810%, 10/22/04                             25,000           24,974
   Hannover Funding
           1.800%, 11/01/04                             35,000           34,946
   Lakeside Funding
           1.790%, 10/08/04                             30,500           30,500
   Main Street Warehouse Funding
           1.820%, 10/18/04                             35,000           34,970
   Mitten RFC
           1.800%, 10/05/04                             35,000           34,993
   Park Granada
           1.820%, 10/08/04                             35,000           34,988
                                                                     ----------
Total Commercial Paper
   (Cost $348,005) ($ Thousands)                                        348,005
                                                                     ----------

CORPORATE OBLIGATIONS (B) -- 7.7%
UNITED STATES -- 7.7%
   Dorada Capital
           1.840%, 10/01/04                             25,000           25,006
   K2 Funding
           2.030%, 10/01/04                             30,000           30,000
           1.800%, 10/01/04                             10,000           10,000
   Liberty Lighthouse
           1.840%, 10/01/04                             15,000           15,011


--------------------------------------------------------------------------------
12    SEI Institutional International Trust / Annual Report / September 30, 2004

-------------------------------------------------------------------------------
                                            Face Amount/Shares     Market Value
Description                                   ($ Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
   Links Finance
           1.840%, 10/01/04                           $ 30,000       $   29,997
   Sigma Finance
           2.020%, 10/01/04                             35,000           35,000
   Tango Financial
           1.860%, 10/01/04                             30,000           29,991
   Whistlejacket Capital
           2.030%, 10/01/04                             35,000           35,000
                                                                     ----------
Total Corporate Obligations
   (Cost $210,005) ($ Thousands)                                        210,005
                                                                     ----------

TIME DEPOSITS -- 1.4%
   Brown Brothers Harriman
           7.000%, 10/01/04                  ZAR           106               16
           5.590%, 10/01/04                  NZD           244              165
           4.250%, 10/01/04                  AUD           269              194
           3.750%, 10/01/04                  GBP           577            1,045
           1.350%, 10/01/04                  CAD           201              159
           1.300%, 10/01/04                             25,752           25,752
           1.260%, 10/01/04                  EUR         7,965            9,893
           1.200%, 10/01/04                  DKK           523               87
           1.100%, 10/01/04                  SEK            41                6
           0.890%, 10/01/04                  NOK           963              143
                                                                     ----------
Total Time Deposits
   (Cost $37,460) ($ Thousands)                                          37,460
                                                                     ----------

PREFERRED STOCK -- 0.5%
AUSTRALIA -- 0.0%
   News*                                               152,420            1,201
                                                                     ----------
BRAZIL -- 0.2%
   Cia Vale do Rio Doce ADR*                            49,200              947
   Petroleo Brasileiro*                                 59,000            1,938
   Suzano Bahia Sul Papel e Celulose*                  126,000              522
   Usinas Siderurgicas de Minas Gerais*                 38,500              593
                                                                     ----------
                                                                          4,000
                                                                     ----------
GERMANY -- 0.3%
   Porsche*                                             10,643            6,915
                                                                     ----------
Total Preferred Stock
   (Cost $9,758) ($ Thousands)                                           12,116
                                                                     ----------

CONVERTIBLE BONDS -- 0.2%
CAYMAN ISLANDS -- 0.2%
   SMFG Finance
           2.250%, 07/11/05                            249,000            4,550
                                                                      ----------


-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                   ($ Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
SWITZERLAND -- 0.0%
   Credit Suisse Group
           6.000%, 12/23/05                           $    186       $      178
                                                                     ----------
Total Convertible Bonds
   (Cost $2,850) ($ Thousands)                                            4,728
                                                                     ----------

U.S. TREASURY OBLIGATION -- 0.1%
UNITED STATES -- 0.1%
   U.S. Treasury Bill (2)
           1.755%, 02/24/05                              2,000            1,985
                                                                     ----------
Total U.S. Treasury Obligation
   (Cost $1,986) ($ Thousands)                                            1,985
                                                                     ----------

CASH EQUIVALENTS -- 2.4%
   Morgan Stanley Liquidity
      Prime #3 Fund (B)                             26,145,376           26,145
   One Group Institutional Prime
      Money Market Fund (B)                          1,003,687            1,004
   The Reserve Fund, Primary
      Fund, Cl 8 (B)                                38,782,991           38,783
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A+                           976,575              977
                                                                     ----------
Total Cash Equivalents
   (Cost $66,909) ($ Thousands)                                          66,909
                                                                     ----------

REPURCHASE AGREEMENTS (B) -- 5.0%
   Barclays
      1.570%, dated 09/30/04, to be repurchased
      on 10/01/04, repurchase price $70,003,053
      (collateralized by various FNMA Obligations,
      ranging in par value $7,185,000-$64,730,000,
      1.875%, 01/18/05-07/26/05; with total
      market value $71,400,889)                         70,000           70,000
   Lehman Brothers 1.550%, dated 09/30/04, to be
      repurchased on 10/01/04, repurchase price
      $65,002,799 (collateralized by various FNMA
      Obligations, ranging in par value
      $20,764-$1,785,806, 4.500%-12.500%,
      12/01/07-10/01/34; with total market value
      $66,301,938)                                      65,000           65,000
                                                                     ----------
Total Repurchase Agreements
   (Cost $135,000) ($ Thousands)                                        135,000
                                                                     ----------
Total Investments -- 127.9%
   (Cost $3,164,309) ($ Thousands)                                   $3,467,438
                                                                     ==========


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    13

SCHEDULE OF INVESTMENTS


INTERNATIONAL EQUITY FUND (Concluded)

September 30, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Percentages are based on Net Assets of $2,711,300,830.
* Non-Income Producing Security
+ See Note 3 in Notes to Financial Statements.
(1) In U.S. Dollars, unless otherwise noted.
(2) Securities pledged as collateral on open futures contracts. The rate reported is the effective yield at the time of purchase.
(3) Security is fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. As of September 30, 2004, the total value of this security was $3,184,684, representing 0.12% of the Fund's net assets (See Note 2).
(A) This security or a partial position of this security is on loan at September 30, 2004. The total value of securities on loan at September 30, 2004 was $725,774,060 (See Note 10).
(B) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2004 was $758,941,758 (See Note 10).
(C) Security purchased on a when-issued basis.
ADR -- American Depositary Receipt
AUD -- Australian Dollar
CAD -- Canadian Dollar
Cl  -- Class
DKK -- Danish Krone
EUR -- Euro
FDR -- Fiduciary Depositary Receipt
FNMA -- Federal National Mortgage Association
GDR  -- Global Depositary Receipt
GBP  -- Great Britain Pound
NOK  -- Norwegian Krone
NY   -- New York
NZD  -- New Zealand Dollar
Ser -- Series
SEK  -- Swedish Krona
ZAR  -- South African Rand


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
14    SEI Institutional International Trust / Annual Report / September 30, 2004

EMERGING MARKETS EQUITY FUND

September 30, 2004
-------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:
25.3%   Financials
14.8%   Telecommunication Services
11.6%   Industrials
 9.8%   Basic Materials
 8.3%   Energy
 7.4%   Consumer Discretionary
 5.6%   Information Technology
 5.5%   Cash Equivalents
 4.3%   Consumer Staples
 3.4%   Utilities
 2.2%   Diversified
 1.8%   Healthcare

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
COMMON STOCK -- 91.3%
ARGENTINA -- 0.3%
   IRSA Inversiones y Representaciones
      GDR (C)*                                         309,500       $    2,510
   Telecom Argentina ADR*                               51,800              566
   Telecom Argentina, Ser B ADR*                        23,000              251
                                                                     ----------
                                                                          3,327
                                                                     ----------
AUSTRIA -- 0.1%
   Bank Austria Creditanstalt*                          13,381              949
                                                                     ----------
BRAZIL -- 5.0%
   All America Latina Logistica GDR*                    10,000              409
   Aracruz Celulose ADR*                                66,243            2,194
   Banco do Brasil*                                    144,395            1,265
   Banco do Brasil ADR*                                 13,911              122
   Banco Itau Holding Financeira ADR*                   47,370            2,629
   Brasil Telecom Participacoes ADR*                    63,500            2,057
   Braskem ADR*                                         36,800            1,217
   Centrais Eletricas Brasileiras*                  59,277,500              948
   Cia Brasileira de Distribuicao Grupo
      Pao de Acucar ADR*                               126,155            2,522
   Cia de Concessoes Rodoviarias*                       25,800              334
   Cia de Saneamento Basico do
      Estado de Sao Paulo*                          54,741,555            2,566
   Cia de Saneamento Basico do
      Estado de Sao Paulo ADR (C)*                      71,070              839
   Cia Energetica de Minas Gerais ADR (C)*             116,800            2,482
   Cia Siderurgica Nacional ADR*                        46,200              718
   Cia Vale do Rio Doce ADR*                            94,400            2,121
   Empresa Brasileira de Aeronautica ADR*               69,120            1,825
   Gerdau ADR (C)*                                      89,404            1,462
   Gol Linhas Aereas Inteligentes ADR*                  50,221            1,020
   Natura Cosmeticos*                                   28,200              570
   Petroleo Brasileiro ADR (C)*                        470,089           16,571
   Tele Celular Sul Participacoes ADR (C)*             218,279            3,115

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Tele Norte Leste Participacoes ADR (C)*             152,090       $    2,012
   Telecomunicacoes Brasileiras ADR*                    51,360            1,412
   Telesp Celular Participacoes ADR (C)*               117,200              724
   Uniao de Bancos Brasileiros GDR*                     31,300              758
                                                                     ----------
                                                                         51,892
                                                                     ----------
CHILE -- 1.1%
   Banco Santander Chile ADR*                          123,400            3,448
   Cia Cervecerias Unidas ADR (C)*                      10,877              258
   Cia de Telecomunicaciones de
      Chile ADR (C)*                                    60,237              668
   CorpBanca*                                      336,769,165            1,808
   Distribucion y Servicio D&S ADR*                     25,495              406
   Empresa Nacional de Electricidad ADR*                43,300              679
   Empresas CMPC*                                       11,700              243
   Enersis*                                         13,413,332            1,932
   Enersis ADR*                                        228,622            1,655
                                                                     ----------
                                                                        11,097
                                                                     -----------
CHINA -- 2.3%
   Aluminum Corp of China (C)                        1,258,000              815
   Byd (C)                                             508,500            1,545
   China Oilfield Services                           1,964,000              579
   China Petroleum & Chemical                        8,693,500            3,539
   China Shipping Development                          990,000              844
   China Telecom                                    14,181,900            4,592
   Datang International Power
      Generation (C)                                 2,587,000            2,107
   Huadian Power International                       6,140,100            2,008
   PICC Property & Casualty (C)*                     5,087,000            1,794
   Ping An Insurance Group (C)                       1,757,000            2,580
   Qingling Motors (C)                               3,825,200              515
   Sinopec Yizheng Chemical Fibre (C)                5,765,600            1,323
   Sinotrans (C)                                     3,248,000            1,125
   Yanzhou Coal Mining (C)                             412,000              534
                                                                     ----------
                                                                         23,900
                                                                     ----------
COLOMBIA -- 0.1%
   BanColombia ADR*                                    126,000            1,021
                                                                     ----------
CROATIA -- 0.1%
   Pliva D.D. GDR (A) (C)*                              98,800            1,482
                                                                     ----------
CZECH REPUBLIC -- 0.6%
   Cesky Telecom                                       136,300            1,808
   Cesky Telecom GDR (C)*                              130,800            1,707
   Komercni Banka*                                      20,027            2,229
                                                                     ----------
                                                                          5,744
                                                                     ----------


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    15

SCHEDULE OF INVESTMENTS

September 30, 2004
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
EGYPT -- 0.8%
   Commercial International Bank GDR (A)*              226,200       $    1,108
   Mobinil-Egyptian Mobile Services                     13,016              230
   Orascom Construction Industries*                    167,843            3,634
   Orascom Telecom*                                      8,300              253
   Orascom Telecom GDR*                                126,800            1,864
   Suez Cement GDR (A)*                                 96,548            1,065
                                                                     ----------
                                                                          8,154
                                                                     ----------
HONG KONG -- 2.8%
   ASM Pacific Technology (C)                          377,000            1,235
   Beijing Enterprises Holdings                        160,000              194
   China Mengniu Dairy*                                864,000              670
   China Merchants Holdings
      International (C)                                985,000            1,484
   China Mobile                                      3,232,300            9,824
   China Resources Enterprise (C)                    2,708,300            3,525
   China Unicom                                      1,506,000            1,178
   CNOOC                                             8,184,700            4,277
   Giordano International                            2,680,000            1,478
   GOME Electrical Appliances Holdings*              1,410,000              836
   Shanghai Industrial Holdings (C)                  1,411,600            2,571
   Texwinca Holdings                                   611,900              518
   Yue Yuen Industrial Holdings (C)                    596,500            1,541
                                                                     ----------
                                                                         29,331
                                                                     ----------
HUNGARY -- 1.8%
   Gedeon Richter (C)*                                  26,968            3,234
   Matav*                                            1,278,935            5,325
   Mol Magyar Olaj - es Gazipari                        77,831            3,802
   OTP Bank*                                           191,971            4,295
   OTP Bank GDR*                                        46,466            2,056
                                                                     ----------
                                                                         18,712
                                                                     ----------
INDIA -- 7.4%
   Bharat Heavy Electricals                             81,847            1,021
   Bharat Petroleum                                    227,800            1,739
   Bharti Televentures*                              1,016,447            3,228
   Dr. Reddy's Laboratories                             24,907              399
   Dr. Reddy's Laboratories ADR (A)*                   120,400            1,941
   GAIL India                                          181,232              752
   GAIL India GDR (A)*                                  63,400            1,578
   Grasim Industries                                   119,320            2,977
   Hindalco Industries                                  52,047            1,525
   Hindalco Industries GDR (A)*                        108,800            3,166
   Hindustan Lever                                     935,367            2,551
   Hindustan Petroleum                                 550,881            3,787
   Housing Development Finance                          81,652            1,082
   ICICI Bank                                          199,000            1,237
   ICICI Bank ADR*                                      94,825            1,309
   Indian Overseas Bank                              2,184,683            2,463
   Infosys Technologies                                186,161            6,860

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   ITC                                                  95,611       $    2,365
   ITC GDR (A)*                                         74,600            1,845
   Larsen & Toubro                                      44,300              823
   Mahanagar Telephone Nigam                         2,266,748            6,960
   Mahanagar Telephone Nigam ADR*                      106,050              748
   NIIT                                                 51,496              175
   NIIT Technologies                                    77,244              280
   Oil & Natural Gas                                   507,519            8,267
   Ranbaxy Laboratories                                 31,706              752
   Reliance Industries                                 399,445            4,500
   Reliance Industries GDR (A)*                        140,438            3,282
   Satyam Computer Services                            369,650            3,033
   State Bank of India GDR (A) (C)*                     80,300            1,995
   Tata Consultancy Services*                           34,515              771
   Tata Motors                                         387,098            3,394
                                                                     ----------
                                                                         76,805
                                                                     ----------
INDONESIA -- 2.5%
   Astra Agro Lestari*                               1,713,000              481
   Astra International*                              1,516,500            1,134
   Bank Mandiri Persero*                             6,954,000            1,101
   Bank Rakyat Indonesia*                           13,373,300            2,993
   Gudang Garam*                                     1,961,800            2,784
   HM Sampoerna*                                     8,876,000            5,911
   Indofood Sukses Makmur*                          17,746,200            1,308
   Indonesian Satellite*                             3,564,900            1,644
   Ramayana Lestari Sentosa*                         1,116,000              518
   Telekomunikasi Indonesia*                        18,708,400            8,476
   Telekomunikasi Indonesia ADR*                         3,400               60
                                                                     ----------
                                                                         26,410
                                                                     ----------
ISRAEL -- 2.5%
   Bank Hapoalim*                                    2,036,630            5,633
   Check Point Software Technologies*                  118,700            2,014
   Koor Industries*                                          1               --
   Lipman Electronic Engineering*                       49,100            1,154
   Makhteshim-Agan Industries*                         547,626            2,363
   Super-Sol*                                          361,150              864
   Syneron Medical (C)*                                 46,100              817
   Taro Pharmaceuticals Industries (C)*                 35,500              830
   Teva Pharmaceutical Industries*                      14,694              381
   Teva Pharmaceutical Industries ADR (C)*             444,604           11,538
                                                                     ----------
                                                                         25,594
                                                                     ----------
MALAYSIA -- 4.3%
   Berjaya Sports Toto                                 175,700              180
   CIMB                                                220,200              286
   Gamuda                                            2,113,400            2,809
   Genting                                             981,900            4,367
   Hong Leong Bank                                     747,400            1,013
   IOI                                                 655,800            1,614
   Kuala Lumpur Kepong                                 350,000              617

--------------------------------------------------------------------------------
16    SEI Institutional International Trust / Annual Report / September 30, 2004

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Magnum Corp                                         824,300       $      523
   Malakoff                                          2,345,300            3,888
   Malayan Banking                                     389,400            1,127
   Malaysia International Shipping*                    221,200              739
   Malaysia International Shipping
      (Foreign Market)*                              1,241,700            4,183
   Malaysian Pacific Industries                        297,700            1,026
   Maxis Communications                              1,400,400            3,133
   Proton Holdings*                                    279,000              602
   Public Bank                                       1,856,175            3,102
   Public Bank (Foreign Market)                      2,771,818            5,179
   Resorts World                                       457,700            1,204
   Sime Darby                                        2,397,100            3,627
   Telekom Malaysia                                  1,721,900            5,075
                                                                     ----------
                                                                         44,294
                                                                     ----------
MEXICO -- 5.5%
   Alfa*                                               212,000              800
   America Movil, Ser L ADR*                           207,362            8,093
   Cemex*                                              230,688            1,295
   Cemex ADR*                                          118,019            3,321
   Coca-Cola Femsa ADR (C)*                            226,700            4,416
   Consorcio ARA*                                      270,800              772
   Controladora Comercial Mexicana (C)*              1,433,800            1,615
   Desc, Ser B*                                      3,266,666              925
   Fomento Economico Mexicano ADR*                      67,489            2,982
   Grupo Continental (C)*                              841,400            1,255
   Grupo Financiero Banorte*                           834,495            3,927
   Grupo Mexico, Ser B*                                 52,900              213
   Grupo Televisa ADR*                                 102,430            5,401
   Kimberly-Clark de Mexico, Ser A (C)*              1,370,531            4,018
   Organizacion Soriana, Ser B*                        354,726            1,151
   Telefonos de Mexico, Ser L ADR (C)*                 415,287           13,401
   TV Azteca ADR (C)*                                   76,700              776
   Urbi Desarrollos Urbanos (C)*                       248,900              910
   Wal-Mart de Mexico, Ser D (C)*                      639,409            2,170
                                                                     ----------
                                                                         57,441
                                                                     ----------
MOROCCO -- 0.1%
   Ona                                                  11,960            1,215
                                                                     ----------
PERU -- 0.1%
   Cia de Minas Buenaventura ADR*                       43,900            1,043
                                                                     ----------
PHILIPPINES -- 0.5%
   ABS-CBN Broadcasting PDR*                         1,040,900              393
   Bank of the Philippine Islands*                   1,130,089              914
   Manila Electric (C)*                              1,230,700              525
   Philippine Long Distance Telephone*                  45,300            1,123
   Philippine Long Distance Telephone
      ADR (C)*                                          82,000            2,053
   SM Prime Holdings*                                1,530,000              171
                                                                     ----------
                                                                          5,179
                                                                     ----------

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
POLAND -- 0.7%
   Bank Pekao*                                           4,723       $      161
   Bank Przemyslowo-Handlowy*                            8,371            1,062
   KGHM Polska Miedz*                                  124,196            1,198
   Polski Koncern Naftowy Orlen GDR*                    12,689              247
   Telekomunikacja Polska*                             587,986            2,543
   Telekomunikacja Polska GDR*                         550,060            2,382
                                                                     ----------
                                                                          7,593
                                                                     ----------
RUSSIA -- 4.6%
   LUKOIL ADR (C)*                                     172,709           21,416
   MMC Norilsk Nickel ADR*                              40,487            2,571
   Mobile Telesystems ADR*                              50,636            7,342
   OAO Gazprom ADR (C)*                                132,146            4,730
   Sberbank GDR*                                        14,754              612
   Surgutneftegaz ADR*                                  18,600              677
   Unified Energy System GDR*                           23,020              669
   Vimpel-Communications ADR*                           66,800            7,268
   VolgaTelecom ADR*                                    51,800              304
   YUKOS ADR (C)*                                      130,753            2,105
                                                                     ----------
                                                                         47,694
                                                                     ----------
SOUTH AFRICA -- 8.8%
   ABSA Group (C)                                      734,923            7,389
   Alexander Forbes                                     85,000              150
   Anglo American Platinum                              14,701              617
   Aveng                                               759,592            1,009
   Barloworld                                          205,879            2,480
   Bidvest Group                                       267,781            2,605
   Edgars Consolidated Stores                           47,100            1,375
   Gold Fields                                         221,062            2,987
   Illovo Sugar                                        575,840              703
   Impala Platinum Holdings                             83,910            6,726
   Imperial Holdings                                   108,057            1,360
   Iscor                                               241,270            1,732
   JD Group                                            417,100            3,305
   Liberty Group                                       137,969            1,236
   Massmart Holdings                                   769,532            4,659
   Metro Cash & Carry*                               3,530,869            1,396
   MTN Group                                           823,968            3,922
   Nampak                                            1,372,725            2,989
   Naspers                                             118,000              933
   Nedcor                                              754,910            6,937
   Network Healthcare Holdings                          44,000               34
   Sanlam                                            4,923,981            8,335
   Sappi                                               275,892            3,899
   Sasol (C)                                           587,605           10,935
   Shoprite Holdings                                   672,780            1,070
   Standard Bank Group (C)                           1,065,533            8,378
   Steinhoff International Holdings                  1,945,401            2,929
   Telkom                                               73,800              839
   Tongaat-Hulett Group                                136,700              981
                                                                     ----------
                                                                         91,910
                                                                     ----------
--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    17

SCHEDULE OF INVESTMENTS

September 30, 2004
-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
SOUTH KOREA -- 18.3%
   Cheil Communications                                    620       $       80
   CJ (C)                                               42,250            2,275
   Daelim Industrial                                    40,430            1,738
   Daewoo Shipbuilding & Marine Engineering             58,130              846
   GS Holdings*                                         55,650            1,191
   Hankook Tire (C)                                    417,840            3,756
   Hyundai Department Store (C)                         42,540            1,201
   Hyundai Development (C)                              69,280              755
   Hyundai Mobis (C)                                    74,080            3,731
   Hyundai Motor (C)                                   138,990            6,409
   Industrial Bank of Korea                            149,000              915
   INI Steel (C)                                        59,010              656
   Kangwon Land (C)                                    202,784            2,184
   Kia Motors (C)                                      247,330            2,277
   Kookmin Bank*                                       559,380           17,707
   Kookmin Bank ADR (C)*                                77,144            2,456
   Korea Electric Power                                585,070           11,051
   Korea Fine Chemical (C)                              10,960              100
   Korean Reinsurance                                  483,080            1,657
   KT ADR (C)*                                         369,293            6,673
   KT&G (C)                                            104,950            2,775
   LG Chem (C)                                          41,390            1,571
   LG Electronics                                       21,290            1,224
   LG Household & Health Care (C)                       32,140              860
   POSCO                                                60,670            9,036
   POSCO ADR*                                           81,950            3,102
   Samsung (C)                                          97,940            1,361
   Samsung Electro-Mechanics (C)*                      101,660            2,604
   Samsung Electronics (C)                             144,220           57,362
   Samsung Fire & Marine Insurance (C)                 177,010           10,192
   Samsung SDI (C)                                      32,260            3,180
   Shinhan Financial Group (C)                         449,660            7,771
   Shinsegae (C)                                        35,557            9,464
   SK Telecom                                           26,450            4,031
   SK Telecom ADR (C)*                                 434,642            8,454
                                                                     ----------
                                                                        190,645
                                                                     ----------
TAIWAN -- 12.7%
   Accton Technology*                                1,143,649              490
   Advanced Semiconductor Engineering*               1,521,000            1,012
   Asustek Computer                                  1,777,025            3,897
   Benq                                              1,103,000            1,143
   Catcher Technology                                  670,800            1,876
   Cathay Financial Holding                          2,511,000            4,731
   Cathay Financial Holding GDR (C)*                    52,586              991
   China Motors                                        956,000            1,171
   China Steel                                       1,119,890            1,137
   Chinatrust Financial Holding                      8,429,057            9,082
   Chunghwa Telecom                                    859,000            1,429
   Chunghwa Telecom ADR (C)*                            90,200            1,588
   Compal Electronics                                6,126,118            6,077
   Delta Electronics                                 1,110,300            1,552
   Elan Microelectronics                               761,170              533
   Eva Airways*                                      1,963,000              763

-------------------------------------------------------------------------------
                                                                   Market Value
Description                                             Shares    ($ Thousands)
-------------------------------------------------------------------------------
   Far Eastern Textile                               2,124,000         $  1,444
   Far EasTone Telecommunications                    1,515,000            1,432
   First Financial Holding*                          2,442,000            1,819
   Formosa Chemicals & Fibre                           325,000              560
   Formosa Plastics                                    331,780              518
   Fubon Financial Holding                             675,000              620
   High Tech Computer                                  345,360            1,317
   HON HAI Precision Industry                        3,736,532           12,869
   Kindom Construction*                                184,700               57
   Largan Precision                                    290,290            2,042
   Makalot Industrial                                1,009,682            1,340
   MediaTek                                            785,356            5,271
   Mega Financial Holding                            1,220,000              769
   Nan Ya Plastic                                    6,803,043            9,913
   Nien Hsing Textile                                1,134,000              995
   Nien Made Enterprises                             1,304,320            1,939
   Novatek Microelectronics                            216,600              574
   Optimax Technology                                  648,440            1,460
   President Chain Store                               584,168              858
   Quanta Computer                                   3,713,607            6,395
   Siliconware Precision Industries                    801,900              550
   Sinopac Holdings                                 11,169,056            5,852
   Taiwan Cellular                                   2,846,632            2,732
   Taiwan Green Point Enterprise                       383,777            1,096
   Taiwan Semiconductor Manufacturing               14,399,798           18,355
   Unimicron Technology                                535,558              333
   United Microelectronics*                         14,797,782            8,930
   United Microelectronics ADR (C)*                    354,295            1,197
   Yageo*                                            7,944,440            2,982
   Yuanta Core Pacific Securities                      993,600              702
                                                                     ----------
                                                                        132,393
                                                                     ----------
THAILAND -- 3.0%
   Advanced Info Service*                              308,500              745
   Advanced Info Service (Foreign Market)*           1,149,600            2,775
   Asian Property Development*                       9,329,800              874
   Asian Property Development NVDR*                  1,295,200              121
   Bangkok Bank*                                     1,958,500            4,657
   Charoen Pokphand Foods (C)*                       7,403,100              636
   CP Seven Eleven*                                     75,500              106
   Delta Electronics*                                  855,000              388
   Italian-Thai Development*                        10,163,800            2,257
   Kasikornbank (C)*                                 3,344,134            3,754
   Krung Thai Bank*                                  6,147,000            1,217
   Land And Houses (C)*                              7,067,200            1,552
   PTT*                                                338,000            1,379
   PTT Exploration & Production*                         8,600               62
   Siam Cement                                         946,750            6,079
   Siam Commercial Bank*                             2,398,910            2,563
   Siam Makro*                                         529,300              581
   Sino Thai Engineering & Construction*             1,597,300              341
   Thai Airways International*                       1,290,700            1,519
                                                                     ----------
                                                                         31,606
                                                                     ----------


--------------------------------------------------------------------------------
18    SEI Institutional International Trust / Annual Report / September 30, 2004

-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
TURKEY -- 2.3%
   Akbank*                                       2,177,310,119       $    9,834
   Anadolu Efes Biracilik Ve Malt Sanayii           41,437,605              633
   Arcelik*                                        193,896,595            1,133
   Denizbank*                                      145,220,000              277
   Dogan Yayin Holding*                            502,091,082            1,718
   Hurriyet Gazeteci                               436,338,304              790
   Tupras Turkiye Petrol Rafine*                   321,304,715            2,625
   Turkcell Iletisim Hizmet                        374,404,058            1,666
   Turkiye Garanti Bankasi*                        862,044,367            2,892
   Turkiye IS Bankasi                              510,351,520            1,865
                                                                     ----------
                                                                         23,433
                                                                     ----------
UNITED KINGDOM -- 2.8%
   Anglo American (C)                                  214,870            5,152
   Anglo American
      (South African Shares) (C)                       775,109           18,435
   BHP Billiton                                        152,435            1,601
   Old Mutual                                        1,804,398            3,730
                                                                     ----------
                                                                         28,918
                                                                     ----------
VENEZUELA -- 0.2%
   Cia Anonima Nacional Telefonos de
      Venezuela ADR*                                    95,399            2,149
                                                                     ----------
Total Common Stock
   (Cost $815,941) ($ Thousands)                                        949,931
                                                                     ----------

CORPORATE OBLIGATIONS (D) -- 7.3%
UNITED STATES -- 7.3%
   Allstate Life Global Funding II
           1.750%, 10/14/05                            $ 6,791            6,791
   Blue Heron Funding, Ser 6A,Cl 1
           1.852%, 05/18/05                              6,467            6,467
   CCN Independence IV
           1.830%, 07/15/05                              4,851            4,851
   Countrywide Home Loans
           2.040%, 06/23/05                              6,791            6,789
   Harwood Street Funding I,
      Ser 2004-1A, Cl Note
           1.870%, 09/20/05                              4,851            4,851
   Morgan Stanley
           1.696%, 10/04/05                              4,851            4,851
   RMAC, Ser 2004-NS2A, Cl A1
           1.740%, 06/12/05                              6,529            6,529
   Saturn Ventures II
           1.644%, 02/07/05                              5,821            5,820
   Sigma Finance
           1.649%, 01/04/05                              6,791            6,790
   Wachovia Auto Owner Trust,
      Ser 2004-A, Cl A1
           2.111%, 06/20/05                              3,357            3,357
   Washington Mutual Bank
           1.730%, 08/18/05                              5,821            5,821
-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   White Pine Finance
           1.756%, 03/11/05                              6,791       $    6,789
   Whitehawk CDO Funding,
      Ser 2004-1A, Cl AMMA
           1.741%, 03/15/05                              5,821            5,821
                                                                     ----------
Total Corporate Obligations
   (Cost $75,527) ($ Thousands)                                          75,527
                                                                     ----------

PREFERRED STOCK -- 6.1%
BRAZIL -- 5.5%
   Banco Bradesco*                                      25,770            1,353
   Banco Itau Holding Financeira*                   36,336,220            4,022
   Brasil Telecom*                                 929,354,991            3,702
   Caemi Mineracao e Metalurgica*                      716,900              451
   Centrais Eletricas Brasileiras*                  14,800,000              222
   Cia de Bebidas das Americas ADR*                    230,096            5,154
   Cia Energetica de Minas Gerais*                 224,440,093            4,789
   Cia Paranaense de Energia*                      303,040,000            1,092
   Cia Siderurgica Belgo Mineira*                      415,600              193
   Cia Siderurgica de Tubarao*                       4,890,000              208
   Cia Tecidos Norte De Mina*                       17,505,000            1,678
   Cia Vale do Rio Doce ADR*                           368,469            7,093
   Duratex*                                         25,181,000            1,056
   Gerdau*                                             296,100            4,811
   Investimentos Itau*                               1,479,336            1,987
   Marcopolo*                                          289,000              642
   Petroleo Brasileiro*                                 25,500              837
   Petroleo Brasileiro ADR (C)*                        312,170            9,964
   Sadia*                                              102,700              192
   Tele Norte Leste Participacoes*                     122,311            1,613
   Telecomunicacoes de Sao Paulo*                   46,827,900              819
   Telemar Norte Leste*                                269,579            4,738
   Telemig Celular Participacoes*                  311,747,000              444
                                                                     ----------
                                                                         57,060
                                                                     ----------
SOUTH KOREA -- 0.6%
   Hyundai Motor*                                       34,140              819
   Hyundai Motor (Second Preferred)*                   207,430            5,368
                                                                     ----------
                                                                          6,187
                                                                     ----------
Total Preferred Stock
   (Cost $47,091) ($ Thousands)                                          63,247
                                                                     ----------

COMMERCIAL PAPER (D) -- 1.5%
UNITED STATES -- 1.5%
   CPI Funding
         1.882%, 10/25/04                                4,859            4,853
   Golden Fish
         1.884%, 11/08/04                                4,749            4,740


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    19

SCHEDULE OF INVESTMENTS


EMERGING MARKETS EQUITY FUND (Concluded)

September 30, 2004
-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
   Rhineland Funding
           1.903%, 10/26/04                            $ 1,850       $    1,847
   TMC
           1.915%, 11/15/04                              3,880            3,871
                                                                     ----------
Total Commercial Paper
   (Cost $15,311) ($ Thousands)                                          15,311
                                                                     ----------

MASTER NOTE (D) -- 0.6%
UNITED STATES -- 0.6%
   Bear Stearns
           2.050%, 10/01/04                              6,467            6,467
                                                                     ----------
Total Master Note
   (Cost $6,467) ($ Thousands)                                            6,467
                                                                     ----------

TIME DEPOSITS -- 0.5%
   Brown Brothers Harriman
           7.000%, 10/01/04                  ZAR         3,490              539
           3.750%, 10/01/04                  GBP            69              126
           1.300%, 10/01/04                              4,850            4,850
                                                                     ----------
Total Time Deposits
   (Cost $5,515) ($ Thousands)                                            5,515
                                                                     ----------

EQUITY LINKED WARRANT (B) -- 0.1%
INDIA -- 0.1%
   ICICI Bank*                                          60,608              381
                                                                     ----------
Total Equity Linked Warrant
   (Cost $412) ($ Thousands)                                                381
                                                                     ----------

CASH EQUIVALENT -- 0.5%
UNITED STATES -- 0.5%
   SEI Daily Income Trust,
      Prime Obligation Fund, Cl A+                   5,091,124            5,091
                                                                     ----------
Total Cash Equivalent
   (Cost $5,091) ($ Thousands)                                            5,091
                                                                     ----------




-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                      ($ Thousands)    ($ Thousands)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (D) -- 5.2%
   Barclays
      1.570%, dated 09/30/04, to be
      repurchased on 10/01/04, repurchase
      price $54,168,135 (collateralized by
      various FNMA Obligations, ranging in
      par value $6,655,980-$13,198,456,
      2.625%-6.000%, 12/15/05-05/15/09;
      with total market value $55,249,929)             $54,167       $   54,167
                                                                     ----------
Total Repurchase Agreement
   (Cost $54,167) ($ Thousands)                                          54,167
                                                                     ----------
Total Investments -- 113.1%
   (Cost $1,025,522) ($ Thousands)                                   $1,175,637
                                                                     ==========
Percentages are based on Net Assets of $1,039,734,535.
* Non-Income Producing Security
+ See Note 3 in Notes to Financial Statements.
(1)  In U.S. Dollars, unless otherwise noted.
(A) Securities sold with terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." As of September 30, 2004, the total value of these securities was $17,463,219, representing 1.68% of the Fund's net assets (See Note 2).
(B)  Security is illiquid. See Note 2 discussing Equity-Linked Warrants.
(C) This security or a partial position of this security is on loan at September 30, 2004. The total value of securities on loan at September 30, 2004 was $143,538,498 (See Note 10).
(D) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2004 was $151,472,048 (See Note 10).
ADR  -- American Depositary Receipt
Cl   -- Class
FNMA -- Federal National Mortgage Association
GDR  -- Global Depositary Receipt
GBP  -- Great Britain Pound
NVDR -- Non-Voting Depositary Receipt
PDR  -- Philippine Depositary Receipt
Ser  -- Series

ZAR  -- South African Rand

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
20    SEI Institutional International Trust / Annual Report / September 30, 2004

INTERNATIONAL FIXED INCOME FUND

September 30, 2004

--------------------------------------------------------------------------------

SECTOR WEIGHTINGS (UNAUDITED)*:
57.8%   Government
26.0%   Financials
 5.1%   U.S. Treasury Obligations
 3.1%   Special Purpose Entity
 2.7%   Cash Equivalents
 2.2%   Industrials
 1.6%   Telecommunication Services
 1.5%   Utilities

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
GLOBAL BONDS -- 83.0%
BELGIUM -- 0.8%
   Kingdom of Belgium, Ser 31
           5.500%, 03/28/28                              4,980         $  6,925
                                                                       --------
CAYMAN ISLANDS -- 0.3%
   Mizuho Financial Group
           4.750%, 04/15/14                              1,900            2,422
                                                                       --------
DENMARK -- 1.4%
   Kingdom of Denmark
           6.000%, 11/15/11                             65,000           12,277
                                                                       --------
FINLAND -- 0.6%
   Government of Finland
           4.250%, 07/04/15                              4,690            5,908
                                                                       --------
FRANCE -- 17.6%
   France Telecom
           9.500%, 03/01/31                              2,560            3,395
   France Telecom, Ser E, MTN
           8.125%, 01/28/33                              1,150            1,904
   French Treasury Note
           4.500%, 07/12/06                             55,000           70,576
   Government of France
           5.750%, 10/25/32                             10,990           15,974
           4.000%, 04/25/09 (A)                         53,020           67,915
                                                                       --------
                                                                        159,764
                                                                       --------
IRELAND -- 0.3%
   Allied Irish Banks
           7.500%, 02/28/11                              1,910            2,799
                                                                       --------
ITALY -- 2.9%
   Buoni Poliennali Del Tesoro
           5.750%, 02/01/33                              6,770            9,642
   Sanpaolo IMI, Ser E, MTN
           6.375%, 04/06/10                              4,300            6,006
   UniCredito Italiano, Ser 1, MTN
           6.000%, 03/16/11                              7,700           10,648
                                                                       --------
                                                                         26,296
                                                                       --------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
JAPAN -- 21.9%
   Government of Japan 10 Year Bond,
      Ser 242
           1.200%, 09/20/12                          5,667,000         $ 51,491
   Government of Japan 10 Year Bond,
      Ser 256
           1.400%, 12/20/13                          5,743,000           52,281
   Government of Japan 5 Year Bond,
      Ser 31
           0.600%, 09/20/08                            500,000            4,563
   Government of Japan 5 Year Bond,
      Ser 35
           0.600%, 03/20/09                          5,584,000           50,803
   Government of Japan 5 Year Bond,
      Ser 39
           0.800%, 09/20/09                          4,300,000           39,341
                                                                       --------
                                                                        198,479
                                                                       --------
LUXEMBOURG -- 0.4%
   Telecom Italia Finance, Ser E, MTN
           6.125%, 04/20/06                              2,840            3,710
                                                                       --------
NETHERLANDS -- 5.7%
   Arena, Ser 2003-1, Cl A2
           4.300%, 05/19/55                             10,500           13,345
   Deutsche Telekom International Finance
           8.125%, 05/29/12                              3,950            6,119
   E.ON International Finance, Ser E, MTN
           5.750%, 05/29/09                              6,515            8,860
   EADS Finance, Ser E, MTN
           4.625%, 03/03/10                              2,130            2,735
   Government of Netherlands
           7.500%, 01/15/23                              4,670            7,967
   Linde Finance
           6.000%, 07/03/13                              1,370            1,849
   Munich Re Finance
           6.750%, 06/21/23                              2,280            3,209
   Saecure, Ser A2
           5.710%, 11/25/07                              6,000            7,993
                                                                       --------
                                                                         52,077
                                                                       --------
NEW ZEALAND -- 10.4%
   Government of New Zealand, Ser 709
           7.000%, 07/15/09                            135,400           94,627
                                                                       --------
SWEDEN -- 2.6%
   Kingdom of Sweden, Ser 1043
           5.000%, 01/28/09                             95,060           13,749
   Nordea Bank
           6.000%, 12/13/10                              7,700            9,917
                                                                       --------
                                                                         23,666
                                                                       --------

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    21

SCHEDULE OF INVESTMENTS


INTERNATIONAL FIXED INCOME FUND (Concluded)

September 30, 2004
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
UNITED KINGDOM -- 12.8%
   Aviva
           5.700%, 09/29/49                  EUR         1,900         $  2,529
   Bank of Scotland, Ser E, MTN
           6.125%, 02/05/13                  EUR         2,630            3,700
           5.500%, 07/27/09                  EUR         4,950            6,632
           5.500%, 10/29/12                  EUR         2,390            3,232
   Chester Asset Receivables
           6.125%, 10/15/10                  EUR        15,770           22,037
   Compass Group, Ser E, MTN
           6.000%, 05/29/09                  EUR         2,410            3,273
   HSBC Capital Funding
           8.030%, 06/30/12                  EUR         3,060            4,721
   Hilton Group Finance, Ser E, MTN
           6.500%, 07/17/09                  EUR         1,150            1,592
   Imperial Tobacco Finance,
      Ser E, MTN
           6.250%, 06/06/07                  EUR         1,510            2,020
   MBNA Europe Funding, Ser E, MTN
           4.500%, 01/23/09                  EUR         3,700            4,738
   NGG Finance
           6.125%, 08/23/11                  EUR         3,820            5,296
   Permanent Financing
           5.100%, 06/11/07                  EUR        10,200           13,328
   Royal Bank of Scotland Group
           6.770%, 03/31/05                  EUR         7,410            9,389
   United Kingdom Treasury
           4.750%, 12/07/38                              1,630            3,036
           4.250%, 06/07/32                             11,730           19,965
   United Utilities Water, Ser E, MTN
           6.625%, 11/08/07                  EUR         7,800           10,649
                                                                       --------
                                                                        116,137
                                                                       --------
UNITED STATES -- 5.3%
   Chase Credit Card Master Trust,
      Ser 1998-4
           5.000%, 08/15/08                  EUR         7,200            9,476
   Citibank Credit Card Issurance Trust
           5.375%, 04/10/13                  EUR         6,800            9,164
   Ford Motor Credit, Ser E, MTN
           6.750%, 01/14/08                  EUR         2,650            3,564
   General Motors
           8.375%, 07/05/33                  EUR         1,500            2,078
   Goldman Sachs Group
           5.125%, 04/24/13                  EUR           810            1,054
   Honda Auto Receivable Owners Trust,
      Ser 2004-2, Cl A1
           1.576%, 07/15/05                  EUR        10,733           10,727
   MBNA Credit Card Master Trust,
      Ser 2002-A2, Cl A
           5.600%, 07/17/14                  EUR         6,650            9,108
   Zurich Finance USA, Ser E, MTN
           5.750%, 10/02/23                  EUR         2,450            3,237
                                                                       --------
                                                                         48,408
                                                                       --------
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
Total Global Bonds
   (Cost $703,726) ($ Thousands)                                       $753,495
                                                                       --------
COMMERCIAL PAPER -- 7.4%
UNITED STATES -- 7.4%
   ANZ (Delaware) (C)
           1.642%, 10/12/04                            $30,000           29,984
   CPI Funding (B)
           1.882%, 10/25/04                              2,146            2,143
   Danske Bank (C)
           1.763%, 10/21/04                             20,000           19,980
   Golden Fish (B)
           1.884%, 11/08/04                              2,097            2,093
   Rhineland Funding (B)
           1.903%, 10/26/04                                817              816
   Svenska Handelsbank (C)
           1.539%, 10/05/04                             10,000            9,998
   TMC (B)
           1.915%, 11/15/04                              1,713            1,709
                                                                       --------
Total Commercial Paper
   (Cost $66,723) ($ Thousands)                                          66,723
                                                                       --------

U.S. TREASURY OBLIGATIONS -- 5.3%
   U.S. Treasury Bills (C)
           1.455%, 11/04/04                             23,500           23,467
           1.632%, 12/16/04                             20,000           19,932
   U.S. Treasury Note
           1.626%, 12/23/04                              5,000            4,981
                                                                       --------
Total U.S. Treasury Obligations
   (Cost $48,380) ($ Thousands)                                          48,380
                                                                       --------

CORPORATE OBLIGATIONS (B) -- 3.7%
UNITED STATES -- 3.7%
   Allstate Life Global Funding II
           1.750%, 10/14/05                              2,999            2,999
   Blue Heron Funding, Ser 6A,Cl 1
           1.852%, 05/18/05                              2,856            2,856
   CCN Independence IV
           1.830%, 07/15/05                              2,142            2,142
   Countrywide Home Loans
           2.040%, 06/23/05                              2,999            2,998
   Harwood Street Funding I,
      Ser 2004-1A, Cl Note
           1.870%, 09/20/05                              2,142            2,142
   Morgan Stanley
           1.696%, 10/04/05                              2,142            2,142
   RMAC, Ser 2004-NS2A, Cl A1
           1.740%, 06/12/05                              2,883            2,883
   Saturn Ventures II
           1.644%, 02/07/05                              2,570            2,570
   Sigma Finance
           1.649%, 01/04/05                              2,999            2,998


--------------------------------------------------------------------------------
22    SEI Institutional International Trust / Annual Report / September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
   Wachovia Auto Owner Trust,
      Ser 2004-A, Cl A1
           2.111%, 06/20/05                            $ 1,482         $  1,482
   Washington Mutual Bank
           1.730%, 08/18/05                              2,570            2,570
   White Pine Finance
           1.756%, 03/11/05                              2,999            2,998
   Whitehawk CDO Funding,
      Ser 2004-1A, Cl AMMA
           1.741%, 03/15/05                              2,570            2,570
                                                                       --------
Total Corporate Obligations
   (Cost $33,350) ($ Thousands)                                          33,350
                                                                       --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.9%
UNITED STATES -- 2.9%
   FNMA (C)
           1.704%, 11/08/04                             22,000           21,945
   SLMA
           3.800%, 06/17/10                              3,500            4,346
                                                                       --------
Total U.S. Government Agency Obligations
   (Cost $25,687) ($ Thousands)                                          26,291
                                                                       --------

MASTER NOTE (B) -- 0.3%
UNITED STATES -- 0.3%
   Bear Stearns
           2.050%, 10/01/04                              2,856            2,856
                                                                       --------
Total Master Note
   (Cost $2,856) ($ Thousands)                                            2,856
                                                                       --------

TIME DEPOSITS -- 0.2%
   Brown Brothers Harriman
           1.300%, 10/01/04                              1,575            1,575
           1.200%, 10/01/04                  DKK            28                5
                                                                       --------
Total Time Deposits
   (Cost $1,580) ($ Thousands)                                            1,580
                                                                       --------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (B) -- 2.6%
   Barclays
      1.570%, dated 09/30/04, to be
      repurchased on 10/01/04, repurchase
      price $23,918,840 (collateralized by
      various FNMA Obligations, ranging in
      par value $2,939,059-$5,827,998,
      2.625%-6.000%, 12/15/05-05/15/09;
      with total market value $24,396,524)             $23,918         $ 23,918
                                                                       --------
Total Repurchase Agreement
   (Cost $23,918) ($ Thousands)                                          23,918
                                                                       --------
Total Investments -- 105.4%
   (Cost $906,220) ($ Thousands)                                       $956,593
                                                                       ========
Percentages are based on Net Assets of $907,632,986.
(1)  In local currency unless otherwise indicated.
(A) This security or a partial position of this security is on loan at September 30, 2004. The total value of the security on loan at September 30, 2004 was $66,608,254 (See Note 10).
(B) This security was purchased with cash collateral held from securities lending. The total value of such securities as of September 30, 2004 was $66,885,000. (See Note 10.)
(C)  The rate reported is the effective yield at time of purchase.
Cl   -- Class
DKK  -- Danish Krone
EUR  -- Euro
FNMA -- Federal National Mortgage Association
MTN  -- Medium Term Note
Ser  -- Series
SLMA -- Student Loan Marketing Association


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    23

SCHEDULE OF INVESTMENTS


EMERGING MARKETS DEBT FUND

September 30, 2004
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)*:
66.6%   Government
20.1%   Financials
 7.5%   Cash Equivalents
 2.9%   Consumer Discretionary
 1.8%   Energy
 0.6%   Basic Materials
 0.5%   Information Technology

*Percentages based on total investments.
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
GLOBAL BONDS -- 88.2%
ARGENTINA -- 2.3%
   Banco De Galicia
          11.000%, 01/01/19                                508         $    420
           3.000%, 01/01/14                              3,269            2,190
   Ciesa (B)
           0.000%, 04/22/02                  BRL        12,600            5,418
   Empressa Distribuidora de Electricidad
      de Mendoza, Ser E, MTN (B)
           0.000%, 01/10/03                              5,000            1,750
   Republic of Argentina, Ser L-GL (B)
           6.762%, 03/31/23                              9,775            4,978
   Republic of Argentina, Ser L-GP (B)
           6.000%, 03/31/23                              6,175            3,242
                                                                       --------
                                                                         17,998
                                                                       --------
BRAZIL -- 20.2%
   Federal Republic of Brazil
          12.250%, 03/06/30                             32,141           39,694
          11.000%, 01/11/12 (E)                          3,250            3,729
          11.000%, 08/17/40 (E)                         35,428           39,715
          10.500%, 07/14/14                              2,775            3,090
          10.125%, 05/15/27                             11,110           11,776
           9.250%, 10/22/10                              2,270            2,429
           8.875%, 04/15/24                              3,700            3,545
           8.250%, 01/20/34                                710              633
           7.720%, 06/29/09                              1,440            1,574
           2.063%, 04/15/09 (C)                          5,923            5,671
   Federal Republic of Brazil, Ser 15YR (C)
           2.125%, 04/15/09                                956              934
   Federal Republic of Brazil, Ser 18YR (C)
           2.125%, 04/15/12                             21,497           19,911
   Federal Republic of Brazil, Ser 20YR (E)
           8.000%, 04/15/14                             22,435           22,183
                                                                       --------
                                                                        154,884
                                                                       --------
BULGARIA -- 0.6%
   Republic of Bulgaria Registered
           8.250%, 01/15/15                              1,200            1,477
   Republic of Bulgaria, Ser A (C)
           2.750%, 07/28/12                              1,581            1,573
   Republic of Bulgaria, Ser IAB (C)
           2.750%, 07/28/11                              1,888            1,879
                                                                       --------
                                                                          4,929
                                                                       --------

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
CHILE -- 0.8%
   Republic of Chile
           7.125%, 01/11/12                              5,375         $  6,160
                                                                       --------
COLOMBIA -- 5.1%
   Republic of Colombia
          11.750%, 02/25/20 (E)                         12,940           15,819
          10.750%, 01/15/13 (E)                          5,250            6,017
          10.375%, 01/28/33 (E)                          6,900            7,486
          10.000%, 01/23/12                              2,050            2,267
           8.700%, 02/15/16                              2,420            2,372
           8.375%, 02/15/27 (E)                          1,750            1,592
           8.125%, 05/21/24                                425              384
           7.625%, 02/15/07                              2,950            3,134
                                                                       --------
                                                                         39,071
                                                                       --------
COSTA RICA -- 0.5%
   Government of Costa Rica (A)
           9.995%, 08/01/20                              2,200            2,376
           8.050%, 01/31/13                              1,475            1,479
                                                                       --------
                                                                          3,855
                                                                       --------
DOMINICAN REPUBLIC -- 0.2%
   Dominican Republic Registered
           9.500%, 09/27/06                              1,575            1,337
                                                                       --------
ECUADOR -- 2.6%
   Republic of Ecuador Registered
          12.000%, 11/15/12                             14,020           13,838
           8.000%, 08/15/30                              7,216            5,881
                                                                       --------
                                                                         19,719
                                                                       --------
EL SALVADOR -- 0.6%
   Republic of El Salvador (E)
           7.750%, 01/24/23                              4,000            4,295
                                                                       --------
HUNGARY -- 0.4%
   Government of Hungary
           7.000%, 06/24/09                  HUF       500,000            2,303
           6.500%, 08/24/06                  HUF       196,000              919
                                                                       --------
                                                                          3,222
                                                                       --------
INDONESIA -- 0.7%
   Garuda Indonesia (C)
           1.670%, 12/31/07                              1,650            1,468
   Indah Kiat Finance Mauritius (B)
          10.000%, 07/01/07                              7,250            3,752
                                                                       --------
                                                                          5,220
                                                                       --------


--------------------------------------------------------------------------------
24    SEI Institutional International Trust / Annual Report / September 30, 2004

-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
KAZAKHSTAN -- 0.7%
   Kazkommerts International (A)
           8.500%, 04/16/13                                450         $    457
           7.875%, 04/07/14                              1,000              963
   Kazkommerts International Registered
           8.500%, 04/16/13                              3,800            3,863
                                                                       --------
                                                                          5,283
                                                                       --------
MACEDONIA -- 0.1%
   Government of Macedonia (C)
           2.654%, 07/13/12                                509              448
                                                                       --------
MALAYSIA -- 1.1%
   Government of Malaysia
           8.750%, 06/01/09                                800              958
           7.500%, 07/15/11                              2,725            3,195
   Petronas Capital
           7.875%, 05/22/22                              3,700            4,433
                                                                       --------
                                                                          8,586
                                                                       --------
MEXICO -- 12.4%
   Cornhill, Ser 39 (B)
           0.000%, 01/30/00                              1,650              330
   Cornhill, Ser 46 (B)
           8.626%, 03/02/00                                150               30
   Pemex Project Funding Master Trust
           8.000%, 11/15/11                                500              566
   Pemex Project Funding Master Trust (E)
           8.500%, 02/15/08                              3,750            4,209
   Petroleos Mexicanos (E)
           9.500%, 09/15/27                              7,350            8,967
   United Mexican States
          11.375%, 09/15/16                             11,935           17,544
           6.625%, 03/03/15 (E)                         31,825           33,735
           5.875%, 01/15/14 (E)                         16,264           16,508
   United Mexican States, MTN
           8.300%, 08/15/31                              5,765            6,558
           6.375%, 01/16/13                              6,475            6,818
                                                                       --------
                                                                         95,265
                                                                       --------
NIGERIA -- 0.6%
   Central Bank of Nigeria
           6.250%, 11/15/20                              3,500            3,264
           5.092%, 01/05/10                              2,531              873
   Turanalem Finance
           8.000%, 03/24/14                                450              432
                                                                       --------
                                                                          4,569
                                                                       --------


-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
PANAMA -- 1.0%
   Republic of Panama
           9.625%, 02/08/11                              2,990         $  3,431
           9.375%, 01/16/23 (E)                          1,070            1,166
           8.875%, 09/30/27 (E)                          2,250            2,363
   Republic of Panama, Ser 18YR (C)
           2.750%, 07/17/14                                685              654
                                                                       --------
                                                                          7,614
                                                                       --------
PERU -- 2.4%
   Republic of Peru
           9.875%, 02/06/15 (E)                          2,575            2,961
           8.750%, 11/21/33                              2,000            1,985
           8.375%, 05/03/16                              1,875            1,950
   Republic of Peru FLIRB, Ser 20YR (C) (E)
           4.500%, 03/07/17                              6,930            6,151
   Republic of Peru, Ser 20YR (C)
           5.000%, 03/07/17                              5,601            5,097
                                                                       --------
                                                                         18,144
                                                                       --------
PHILIPPINES -- 4.1%
   Philippine Airlines (B) (G)
          19.845%, 06/07/11                              3,776            1,322
   Republic of Philippines (E)
          10.625%, 03/16/25                             17,895           19,103
           9.375%, 01/18/17                              6,300            6,622
           9.000%, 02/15/13                              3,975            4,094
                                                                       --------
                                                                         31,141
                                                                       --------
RUSSIA -- 17.4%
   Aries Vermogensverwaltungs (A)
           9.600%, 10/25/14                             13,425           15,070
   Russian Federation
          12.750%, 06/24/28                             10,795           16,408
          11.000%, 07/24/18                             10,535           13,748
           8.250%, 03/31/10                             12,175           13,240
           5.000%, 03/31/30 (C)                         77,585           74,579
                                                                       --------
                                                                        133,045
                                                                       --------
SOUTH AFRICA -- 0.9%
   Republic of South Africa
           9.125%, 05/19/09                              2,325            2,755
           6.500%, 06/02/14                              3,700            3,950
                                                                       --------
                                                                          6,705
                                                                       --------
SOUTH KOREA -- 0.5%
   Hynix Semiconductor
           6.500%, 12/31/04                  KRW     6,900,000            4,195
           6.000%, 12/31/06                  KRW        89,000               54
                                                                       --------
                                                                          4,249
                                                                       --------

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    25

SCHEDULE OF INVESTMENTS

September 30, 2004
-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
TURKEY -- 5.0%
   Republic of Turkey Global Bond
          23.967%, 04/27/05 (D)              TRL 3,500,000,000         $  2,053
          22.319%, 08/24/05 (D)              TRL 4,300,000,000            2,339
          27.518%, 10/05/05 (D)              TRL 7,700,000,000            4,072
          12.375%, 06/15/09                                500              622
          11.875%, 01/15/30                              7,845           10,846
          11.750%, 06/15/10                              1,150            1,426
          11.500%, 01/23/12                              6,550            8,155
          11.000%, 01/14/13                              3,095            3,799
           9.500%, 01/15/14 (E)                          4,175            4,739
                                                                       --------
                                                                         38,051
                                                                       --------
UKRAINE -- 0.7%
   Government of Ukraine (A)
           6.875%, 03/04/11                              3,880            3,834
   Government of Ukraine Registered
           7.650%, 06/11/13                              1,745            1,745
                                                                       --------
                                                                          5,579
                                                                       --------
URUGUAY -- 2.2%
   Republic of Uruguay
          10.500%, 10/20/06                  UYU        22,400              916
           7.875%, 01/15/33                              4,661            3,752
           7.500%, 03/15/15                             13,916           12,316
                                                                       --------
                                                                         16,984
                                                                       --------
VENEZUELA -- 5.1%
   Government of Venezuela
          10.750%, 09/19/13                              3,815            4,286
           9.375%, 01/13/34                              6,475            6,397
           9.250%, 09/15/27 (E)                         15,810           15,581
           8.500%, 10/08/14                              1,540            1,505
           5.375%, 08/07/10 (E)                          8,760            7,915
           2.750%, 12/18/07 (C)                          1,333            1,328
   Government of Venezuela, Ser A
           6.750%, 03/31/20 (C)                            725              703
           2.063%, 03/31/07                              1,000              998
                                                                       --------
                                                                         38,713
                                                                       --------
Total Global Bonds
   (Cost $611,537) ($ Thousands)                                        675,066
                                                                       --------



-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (F) -- 7.1%
UNITED STATES -- 7.1%
   Allstate Life Global Funding II
           1.750%, 10/14/05                            $ 4,872         $  4,872
   Blue Heron Funding, Ser 6A,Cl 1
           1.852%, 05/18/05                              4,640            4,640
   CCN Independence IV
           1.830%, 07/15/05                              3,480            3,480
   Countrywide Home Loans
           2.040%, 06/23/05                              4,872            4,871
   Harwood Street Funding I,
      Ser 2004-1A, Cl Note
           1.870%, 09/20/05                              3,480            3,480
   Morgan Stanley
           1.696%, 10/04/05                              3,480            3,480
   RMAC, Ser 2004-NS2A, Cl A1
           1.740%, 06/12/05                              4,684            4,684
   Saturn Ventures II
           1.644%, 02/07/05                              4,176            4,176
   Sigma Finance
           1.649%, 01/04/05                              4,872            4,872
   Wachovia Auto Owner Trust,
      Ser 2004-A, Cl A1
           2.111%, 06/20/05                              2,409            2,409
   Washington Mutual Bank
           1.730%, 08/18/05                              4,176            4,176
   White Pine Finance
           1.756%, 03/11/05                              4,872            4,871
   Whitehawk CDO Funding,
      Ser 2004-1A, Cl AMMA
           1.741%, 03/15/05                              4,176            4,176
                                                                       --------
Total Corporate Obligations
   (Cost $54,187) ($ Thousands)                                          54,187
                                                                       --------




--------------------------------------------------------------------------------
26    SEI Institutional International Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
LOAN PARTICIPATIONS -- 6.3%
ALGERIA -- 0.4%
   Republic of Algeria (Counterparty:
      Credit Suisse First Boston) (C)
           2.813%, 03/04/10                              2,907         $  2,864
                                                                       --------
ARGENTINA -- 0.8%
   Ciesa (Counterparty: Bank of America) (B)
           0.000%, 04/22/02                              3,400            1,462
   Edesa USD Promissory Notes (Counterparty:
      Bank of America) (B) (G)
           0.446%, 12/31/49                              3,300            2,607
   Edesa USD Promissory Notes (Counterparty:
      Citigroup Global Markets) (B) (G)
           1.290%, 12/31/49                              2,000            1,580
   Telecom Personal Promissory Notes
      (Counterparty: Bank of America) (B) (G)
           1.100%, 12/31/49                  ARS         2,846              811
                                                                       --------
                                                                          6,460
                                                                       --------
INDIA -- 0.5%
   Kaltim Prima Coal (Counterparty:
      Credit Suisse First Boston)
           0.000%, 12/31/49                              3,570            3,552
                                                                       --------
INDONESIA -- 1.1%
   Indonesia Standby Loan 94 (Counterparty:
      Deutsche Bank) (C)
           2.875%, 12/31/49                              6,512            5,730
   PKN Tranche D Secured Short Term,
      Ser 1 (Counterparty: Citibank)
           0.000%, 10/06/04                                370              369
   PKN Tranche D Secured Short Term,
      Ser 2 (Counterparty: Citibank)
           0.000%, 08/10/04                                515              511
   PKN Tranche Loan A (Counterparty:
      Citigroup Global Markets)
           0.000%, 06/30/11                              1,533            1,457
   PKN Tranche Loan B (Counterparty:
      Citigroup Global Markets)
           0.000%, 05/01/11                              4,200              345
                                                                       --------
                                                                          8,412
                                                                       --------
MEXICO -- 0.3%
   Altos Hornos, Promissory Note # 5 (B)
           0.000%, 04/29/99                              2,500              575
   Altos Hornos, Promissory Note # 6 (B)
           0.000%, 04/29/99                              2,500              575


-------------------------------------------------------------------------------
                                                   Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
   Altos Hornos, Tranche A (Counterparty:
      Banc of America) (B)
           0.000%, 04/11/04                              3,540         $    850
                                                                       --------
                                                                          2,000
                                                                       --------
MOROCCO -- 1.6%
   Kingdom of Morocco, Ser A (Counterparties:
      UBS, J.P. Morgan,
      Merrill Lynch) (C)
           2.781%, 01/02/09                             12,794           12,602
                                                                       --------
SINGAPORE -- 0.7%
   C2C Loan (Counterparty:
      Deutsche Bank) (B) (G)
      12/140%, 12/31/10                      SGD        10,800            5,076
                                                                       --------
THAILAND -- 0.9%
   TPI JPY Loan (Counterparty:
      Deutsche Bank) (B) (G)
           2.059%, 12/31/49                  JPY       354,231            2,346
   TPI SYN Loan (Counterparty:
      Banc of America) (B) (G)
           0.916%, 12/31/49                              6,600            4,851
                                                                       --------
                                                                          7,197
                                                                       --------
Total Loan Participations
   (Cost $42,241) ($ Thousands)                                          48,163
                                                                       --------

TIME DEPOSITS -- 3.4%
   Brown Brothers Harriman
           1.300%, 10/01/04                            $25,835           25,835
                                                                       --------
Total Time Deposits
   (Cost $25,835) ($ Thousands)                                          25,835
                                                                       --------

COMMERCIAL PAPER (F) -- 1.4%
UNITED STATES -- 1.4%
   CPI Funding
           1.882%, 10/25/04                              3,486            3,482
   Golden Fish
           1.884%, 11/08/04                              3,407            3,401
   Rhineland Funding
           1.903%, 10/26/04                              1,327            1,325
   TMC
           1.915%, 11/15/04                              2,784            2,777
                                                                        --------
Total Commercial Paper
   (Cost $10,985) ($ Thousands)                                          10,985
                                                                       --------

MASTER NOTE (F) -- 0.6%
   Bear Stearns
           2.050%, 10/01/04                              4,640            4,640
                                                                       --------
Total Master Note
   (Cost $4,640) ($ Thousands)                                            4,640
                                                                       --------

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    27

SCHEDULE OF INVESTMENTS


EMERGING MARKETS DEBT FUND (Concluded)

September 30, 2004
-------------------------------------------------------------------------------
                                            Shares/Face Amount     Market Value
Description                                     (Thousands)(1)    ($ Thousands)
-------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
ARGENTINA -- 0.1%
   Grupo Financiero Galicia*                           639,625         $    401
                                                                       --------
Total Preferred Stock
   (Cost $182) ($ Thousands)                                                401
                                                                       --------

COMMON STOCK -- 0.0%
THAILAND -- 0.0%
   TPI Equity                                           14,525               --
                                                                       --------
INDONESIA -- 0.0%
   PKN Tranche C Equity                                 24,929               --
                                                                       --------
Total Common Stock
   (Cost $0) ($ Thousands)                                                   --
                                                                       --------

WARRANT -- 0.0%
NIGERIA -- 0.0%
   Central Bank of Nigeria (H)*                          2,000               --
                                                                       --------
Total Warrant
   (Cost $0) ($ Thousands)                                                   --
                                                                       --------

RIGHTS -- 0.0%
   Government of Venezuela Par,
      Expire 04/15/20 (H)                                  215               --
                                                                       --------
Total Rights
   (Cost $36) ($ Thousands)                                                  --
                                                                       --------

REPURCHASE AGREEMENTS -- 5.6%
   Barclays (F)
      1.570%, dated 09/30/04, to be
      repurchased on 10/01/04, repurchase
      price $38,863,307 (collateralized by
      various FNMA Obligations, ranging in
      par value $4,775,379-$9,469,324,
      2.625%-6.000%, 12/15/05-05/15/09;
      with total market value $39,639,447)             $38,862           38,862
   Merrill Lynch
      1.620%. dated 09/30/04, to be
      repurchased on 10/01/04, repurchase
      price $4,173,195 (collateralized by
      U.S. Treasury Obligation, par value
      $3,315,000, 7.250%, 05/15/16;
      with total market value $4,256,460)                4,173            4,173
                                                                       --------
Total Repurchase Agreements
   (Cost $43,035) ($ Thousands)                                          43,035
                                                                       --------
Total Investments -- 112.6%
   (Cost $792,678) ($ Thousands)                                       $862,312
                                                                       ========



-------------------------------------------------------------------------------

Description
-------------------------------------------------------------------------------
Percentages are based on Net Assets of $765,482,864
* Non-Income Producing Security
(1)  In U.S. dollars unless otherwise indicated.
(A) Securities sold with terms of a private placement memorandum, exempt from registration under Section 144a of the Securities Act 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." As of September 30, 2004, the total value of these securities was $24,176,940, representing 3.16% of the Fund's net assets (See Note 2).
(B)  Security in default on interest payments.
(C) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on September 30, 2004.
(D) Zero coupon security. The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(E) This security or a partial position of this security is on loan at September 30, 2004. The total value of securities on loan at September 30, 2004 was $102,709,460 (See Note 10).
(F) This security was purchased on cash collateral held from securities lending. The total value of such securities as of September 30, 2004 was $108,674,679 (See Note 10).
(G)  The rate reported is the effective yield at time of purchase.
(H)  Securities are fair valued at $0 and represent 0,00% of net assets.
ARS   -- Argentina Peso
BRL   -- Brazilian Real
Cl    -- Class
FLIRB -- Front Loaded Interest Reduction Bond
FNMA  -- Federal National Mortgage Associatio
HUF   -- Hungarian Forint
JPY   -- Japanese Yen
KRW   -- South Korean Won
MTN   -- Medium Term Note
Ser   -- Series
SGD   -- Singapore Dollar
TRL   -- Turkish Lira
UYU   -- Uruguay Peso
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
28    SEI Institutional International Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2004

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          EMERGING  INTERNATIONAL       EMERGING
                                                                     INTERNATIONAL         MARKETS          FIXED        MARKETS
                                                                       EQUITY FUND     EQUITY FUND    INCOME FUND      DEBT FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at Market Value
      (Cost $3,028,332, $966,264, $882,302 and
      $749,643, respectively)                                           $3,331,461      $1,116,379       $932,675       $819,277
   Investments in Affiliated Investment Companies, at
      Market Value (Cost $977 and $5,091, respectively)                        977           5,091             --             --
   Repurchase Agreements (Cost $135,000, $54,167,
      $23,918 and $43,035, respectively)                                   135,000          54,167         23,918         43,035
   Cash                                                                         11           2,813             27             23
   Foreign Currency, at Value (Cost $1,471 and $13,082,
      respectively)                                                          1,474          13,027             --             --
   Cash and Foreign Currency Pledged as Collateral,
      at Value (Cost $7,654)                                                    --              --          7,710             --
   Receivable for Investment Securities Sold                                17,096           6,531             --         10,999
   Dividends and Interest Receivable                                         5,154           3,323         12,429          8,460
   Receivable for Shares of Beneficial Interest Sold                         1,181           1,862            576            745
   Foreign Tax Reclaim Receivable                                              300              31             --             --
   Unrealized Gain on Spot Contracts                                            82              29             --             --
   Unrealized Gain on Forward Foreign Currency Contracts                        --              --         15,678            440
   Deposits with Brokers for Forward Foreign Currency Contracts                 --              --             --          2,675
   Variation Margin Receivable                                                  27              --            897             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                          3,492,763       1,203,253        993,910        885,654
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable Upon Return of Securities Loaned                                758,942         151,472         66,885        108,675
   Payable for Investment Securities Purchased                              16,254           6,029             --          9,342
   Payable for Share of Beneficial Interest Redeemed                         3,226           1,287            989          1,044
   Unrealized Loss on Spot Contracts                                            37              29             --             15
   Variation Margin Payable                                                     34              --             --             --
   Unrealized Loss on Forward Foreign Currency Contracts                        --              --         17,593            215
   Investment Advisory Fees Payable                                          1,113             822            111            251
   Administration Fees Payable                                                 992             546            442            402
   Shareholder Servicing Fees Payable                                          551             210            169            155
   Accrued Expenses                                                            313             286             88             72
   Accrued Foreign Capital Gains Tax Payable                                    --           2,837             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                       781,462         163,518         86,277        120,171
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $2,711,301      $1,039,735       $907,633       $765,483
================================================================================================================================
NET ASSETS:
   Paid-in-Capital                                                      $3,137,747      $1,024,696       $807,332       $651,735
   Undistributed Net Investment Income                                      40,534           6,058         50,460         30,335
   Accumulated Net Realized Gain (Loss) on Investments
      and Options                                                         (770,059)       (138,278)           188         13,566
   Net Unrealized Appreciation on Investments and Options                  303,129         150,115         50,373         69,634
   Accumulated Foreign Capital Gains Tax on Appreciated Securities              --          (2,837)            --             --
   Net Unrealized Appreciation (Depreciation) on Futures Contracts            (108)             --            887             --
   Net Unrealized Appreciation (Depreciation) on Forward Foreign
      Currency Contracts, Foreign Currencies, and Translation of
      Other Assets and Liabilities Denominated in Foreign Currencies            58             (19)        (1,607)           213
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $2,711,301      $1,039,735       $907,633       $765,483
================================================================================================================================
Outstanding Shares of Beneficial Interest (Thousands) -- Class A
   (Unlimited Authorization -- No Par Value)                               275,683          93,692         74,268         71,267
Outstanding Shares of Beneficial Interest (Thousands) -- Class I
   (Unlimited Authorization -- No Par Value)                                   587              --             --             --
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                                                $9.81*         $11.10         $12.22         $10.74
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                                                $9.81*             --             --             --
================================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.
*Based on nets assets of ($ Thousands) $2,705,544 and $5,757 of Class A Shares and Class I Shares, respectively.
The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    29

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2004

--------------------------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL        EMERGING  INTERNATIONAL       EMERGING
                                                                            EQUITY  MARKETS EQUITY   FIXED INCOME   MARKETS DEBT
                                                                              FUND            FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                              $ 67,272        $ 32,058       $     --        $    --
   Dividends from Affiliated Investment Companies                              219             219             --             --
   Interest                                                                     --             368         29,650         46,022
   Income from Security Lending                                              1,683             261             --            192
   Less: Foreign Taxes Withheld                                             (7,846)         (3,958)            --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                  61,328          28,948         29,650         46,214
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                                 13,339          10,888          1,360          5,411
   Administration fees                                                      11,887           6,740          5,441          4,138
   Shareholder Servicing Fees -- Class A                                     6,593           2,592          2,267          1,592
   Shareholder Servicing Fees -- Class I                                        11              --             --             --
   Administrative Servicing Fees -- Class I                                     11              --             --             --
   Trustees' Fees                                                               36              14             13              9
   Custodian Fees                                                              895           1,535            152            121
   Printing Fees                                                               206              79             70             50
   Professional Fees                                                           103              44             36             41
   Registration & Filing Fees                                                   61              24             21             15
   Wire Agent Fees                                                              29              11             10              7
   Pricing Fees                                                                 28              21              9              8
   Miscellaneous Expenses                                                       58              22             21             16
--------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                           33,257          21,970          9,400         11,408
--------------------------------------------------------------------------------------------------------------------------------
   Less, Waiver of:
      Investment Advisory Fees                                                  --          (1,743)            --         (1,908)
      Shareholder Servicing Fees -- Class A                                     --              --           (326)          (902)
--------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                             33,257          20,227          9,074          8,598
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       28,071           8,721         20,576         37,616
================================================================================================================================
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS, OPTIONS, FUTURES, SWAPS AND
      FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain (Loss) from:
      Investments and Options                                              162,446         230,393          9,276         25,184
      Futures Contracts                                                      2,353              --            774             --
      Swap Contracts                                                            --              --             --             14
      Foreign Currency Transactions                                            522          (2,237)        56,708            740
   Net Change in Unrealized Appreciation (Depreciation) on:
      Investments and Options                                              276,257         (19,150)        (3,901)        21,565
      Futures Contracts                                                        676              --            477             --
      Swap Contracts                                                            --              --             --           (137)
      Foreign Capital Gains Tax on Appreciated Securities                       --            (295)            --             --
      Foreign Currency Transactions                                           (177)            (85)       (19,555)           257
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS, OPTIONS, FUTURES, SWAPS,
   AND FOREIGN CURRENCY TRANSACTIONS                                       442,077         208,626         43,779         47,623
================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $470,148        $217,347       $ 64,355        $85,239
================================================================================================================================

Amounts designated as "--" are $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
30    SEI Institutional International Trust / Annual Report / September 30, 2004

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

--------------------------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL                EMERGING MARKETS
                                                                              EQUITY FUND                    EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                         2004             2003           2004          2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                                                $   28,071     $    23,578     $    8,721    $     5,698
   Net Realized Gain (Loss) from Investment Transactions,
      Options, Futures, and Swaps                                          164,799        (173,273)       230,393         27,003
   Net Realized Gain (Loss) on Forward Foreign Currency Contracts
      and Foreign Currency Transactions                                        522            (889)        (2,237)          (195)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments, Options,
      Futures, and Swaps                                                   276,933         536,566        (19,150)       242,326
   Net Change in Accrued Foreign Capital Tax Gains on
      Appreciated Securities                                                    --              --           (295)        (2,464)
   Net Change in Unrealized Appreciation (Depreciation) on Forward
      Foreign Currency Contracts, Foreign Currencies, and
      Translation of Other Assets and Liabilities Denominated in
      Foreign Currencies                                                      (177)            (75)           (85)           415
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                    470,148         385,907        217,347        272,783
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS FROM:
   Net Investment Income:
      Class A                                                              (23,802)        (10,407)        (2,380)            --
      Class I                                                                  (19)             (2)            --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Dividends                                                         (23,821)        (10,409)        (2,380)            --
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from Shares Issued                                             698,545       3,133,558        308,082      1,785,869
   Reinvestment of Dividends & Distributions                                22,759           9,777          2,304             --
   Cost of Shares Redeemed                                                (719,697)     (3,213,270)      (422,178)    (1,861,972)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Class A Transactions               1,607         (69,935)      (111,792)       (76,103)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS I:
   Proceeds from Shares Issued                                               4,430           1,364             --             --
   Reinvestment of Dividends & Distributions                                    19               2             --             --
   Cost of Shares Redeemed                                                  (1,177)           (236)            --             --
--------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets from Class I Transactions                          3,272           1,130             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Capital Share Transactions         4,879         (68,805)      (111,792)       (76,103)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets                                              451,206         306,693        103,175        196,680
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                                     2,260,095       1,953,402        936,560        739,880
--------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                          $2,711,301     $ 2,260,095     $1,039,735    $   936,560
--------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED NET INVESTMENT INCOME                                  $   40,534     $    22,777     $    6,058    $     1,873
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   CLASS A:
   Shares Issued                                                            73,559         441,104         29,491        253,167
   Reinvestment of Dividends                                                 2,458           1,345            227             --
   Shares Redeemed                                                         (75,619)       (448,950)       (40,128)      (262,333)
--------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                  398          (6,501)       (10,410)        (9,166)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS I:
   Shares Issued                                                               459             192             --             --
   Reinvestment of Dividends                                                     2              --             --             --
   Shares Redeemed                                                            (125)            (33)            --             --
--------------------------------------------------------------------------------------------------------------------------------
   Total Class I Transactions                                                  336             159             --             --
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding
      from Share Transactions                                                  734          (6,342)       (10,410)        (9,166)
--------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    31

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

--------------------------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL                EMERGING MARKETS
                                                                           FIXED INCOME FUND                  DEBT FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                         2004            2003            2004          2003
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                                                 $  20,576       $  21,479      $  37,616      $  41,065
   Net Realized Gain from Investment Transactions,
      Options, Futures, and Swaps                                           10,050          19,323         25,198         60,611
   Net Realized Gain on Forward Foreign Currency Contracts
      and Foreign Currency Transactions                                     56,708          32,852            740          1,076
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments, Options, Futures, and Swaps                              (3,424)         29,198         21,428         98,009
   Net Change in Unrealized Appreciation (Depreciation) on Forward
      Foreign Currency Contracts, Foreign Currencies, and
      Translation of Other Assets and Liabilities Denominated in
      Foreign Currencies                                                   (19,555)         26,301            257            (43)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                     64,355         129,153         85,239        200,718
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
      Class A                                                              (65,737)        (23,580)       (39,072)       (40,050)
   Net Realized Gains:
      Class A                                                              (15,161)         (3,699)       (57,231)            --
--------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                       (80,898)        (27,279)       (96,303)       (40,050)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Proceeds from Shares Issued                                             301,318         374,056        338,053        330,214
   Reinvestment of Dividends & Distributions                                77,590          26,081         93,513         38,521
   Cost of Shares Redeemed                                                (320,430)       (514,395)      (220,256)      (386,296)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Capital Share Transactions        58,478        (114,258)       211,310        (17,561)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                                    41,935         (12,384)       200,246        143,107
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF YEAR                                                       865,698         878,082        565,237        422,130
--------------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                                                           $ 907,633       $ 865,698      $ 765,483      $ 565,237
--------------------------------------------------------------------------------------------------------------------------------
   UNDISTRIBUTED NET INVESTMENT INCOME                                   $  50,460       $  38,913      $  30,335      $  31,037
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   CLASS A:
   Shares Issued                                                            24,773          32,255         32,923         33,911
   Reinvestment of Dividends & Distributions                                 6,398           2,358          9,165          4,403
   Shares Redeemed                                                         (26,436)        (44,872)       (21,527)       (39,626)
--------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                                4,735         (10,259)        20,561         (1,312)
--------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
32    SEI Institutional International Trust / Annual Report / September 30, 2004

FINANCIAL HIGHLIGHTS

For the years ended September 30, (unless otherwise indicated)
For a Share Outstanding Throughout Each Period

---------------------------------------------------------------------------------------------------------------------
                                                                       NET REALIZED
                                                                                AND
                                          NET ASSET             NET      UNREALIZED                       DIVIDENDS
                                             VALUE,      INVESTMENT           GAINS          TOTAL         FROM NET
                                          BEGINNING          INCOME     (LOSSES) ON           FROM       INVESTMENT
                                          OF PERIOD          (LOSS)      SECURITIES     OPERATIONS           INCOME
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
    CLASS A
    2004                                     $ 8.20          $ 0.10(1)       $ 1.60(1)      $ 1.70           $(0.09)
    2003                                       6.93            0.08(1)         1.23(1)        1.31            (0.04)
    2002                                       8.25            0.04           (1.34)         (1.30)           (0.02)
    2001                                      12.33            0.03           (3.73)         (3.70)           (0.07)
    2000                                      12.09            0.08            0.43           0.51            (0.04)
    CLASS I
    2004                                     $ 8.20          $ 0.10(1)       $ 1.58(1)      $ 1.68           $(0.07)
    2003                                       6.93            0.09(1)         1.20(1)        1.29            (0.02)
    2002(2)                                    8.97            0.03           (2.07)         (2.04)              --
EMERGING MARKETS EQUITY FUND
    CLASS A
    2004                                     $ 9.00          $ 0.09(1)       $ 2.03(1)      $ 2.12           $(0.02)
    2003                                       6.53            0.05(1)         2.42(1)        2.47               --
    2002                                       6.08            0.01            0.47           0.48            (0.03)
    2001                                       9.19            0.04           (3.15)         (3.11)              --
    2000                                       9.13           (0.05)(1)        0.12(1)        0.07            (0.01)
INTERNATIONAL FIXED INCOME FUND
    CLASS A
    2004                                     $12.45          $ 0.28(1)       $ 0.63(1)      $ 0.91           $(0.92)
    2003                                      11.00            0.30(1)         1.53(1)        1.83            (0.33)
    2002                                      10.12            0.55            0.33           0.88               --
    2001                                       9.81            0.33           (0.02)          0.31               --
    2000                                      11.03            0.31           (1.35)         (1.04)           (0.18)
EMERGING MARKETS DEBT FUND
    CLASS A
    2004                                     $11.15          $ 0.61(1)       $ 0.77(1)      $ 1.38           $(0.66)
    2003                                       8.12            0.78(1)         3.01(1)        3.79            (0.76)
    2002                                       9.03            0.82           (0.56)          0.26            (0.99)
    2001                                       9.51            0.94           (0.53)          0.41            (0.89)
    2000                                       8.11            0.84            1.33           2.17            (0.77)

---------------------------------------------------------------------------------------------------------------------
                                      DISTRIBUTIONS
                                               FROM           TOTAL                                        NET ASSET
                                           REALIZED       DIVIDENDS        NET ASSET                          END OF
                                            CAPITAL             AND       VALUE, END          TOTAL           PERIOD
                                              GAINS   DISTRIBUTIONS        OF PERIOD        RETURN+    ($ THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
    CLASS A
    2004                                     $   --          $(0.09)         $ 9.81           20.74%      $2,705,544
    2003                                         --           (0.04)           8.20           18.91        2,258,034
    2002                                         --           (0.02)           6.93          (15.79)       1,952,763
    2001                                      (0.31)          (0.38)           8.25          (30.85)       2,365,245
    2000                                      (0.23)          (0.27)          12.33            4.15        2,953,872
    CLASS I
    2004                                     $   --          $(0.07)         $ 9.81           20.54%      $    5,757
    2003                                         --           (0.02)           8.20           18.65            2,061
    2002(2)                                      --              --            6.93          (22.74)             639
EMERGING MARKETS EQUITY FUND
    CLASS A
    2004                                     $   --          $(0.02)         $11.10           23.61%      $1,039,735
    2003                                         --              --            9.00           37.83          936,560
    2002                                         --           (0.03)           6.53            7.78          739,880
    2001                                         --              --            6.08          (33.84)       1,010,428
    2000                                         --           (0.01)           9.19            0.71        1,285,033
INTERNATIONAL FIXED INCOME FUND
    CLASS A
    2004                                     $(0.22)         $(1.14)         $12.22            7.43%      $  907,633
    2003                                      (0.05)          (0.38)          12.45           17.05          865,698
    2002                                         --              --           11.00            8.70          878,082
    2001                                         --              --           10.12            3.16        1,198,644
    2000                                         --           (0.18)           9.81           (9.58)       1,105,584
EMERGING MARKETS DEBT FUND
    CLASS A
    2004                                     $(1.13)         $(1.79)         $10.74           13.97%      $  765,483
    2003                                         --           (0.76)          11.15           49.15          565,237
    2002                                      (0.18)          (1.17)           8.12            2.15          422,130
    2001                                         --           (0.89)           9.03            4.69          458,950
    2000                                         --           (0.77)           9.51           28.07          490,554

----------------------------------------------------------------------------------------------------
                                                       RATIO OF NET        RATIO OF
                                                         INVESTMENT        EXPENSES
                                           RATIO OF          INCOME      TO AVERAGE
                                           EXPENSES          (LOSS)      NET ASSETS      PORTFOLIO
                                         TO AVERAGE      TO AVERAGE      (EXCLUDING       TURNOVER
                                         NET ASSETS      NET ASSETS        WAIVERS)           RATE
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
    CLASS A
    2004                                       1.26%           1.06%           1.26%            44%
    2003                                       1.28            1.12            1.32             87
    2002                                       1.28            0.51            1.29             70
    2001                                       1.28            0.36            1.29             91
    2000                                       1.29++          0.79            1.30             73
    CLASS I
    2004                                       1.51%           1.06%           1.51%            44%
    2003                                       1.53            1.15            1.57             87
    2002(2)                                    1.53            0.61            1.54             70
EMERGING MARKETS EQUITY FUND
    CLASS A
    2004                                       1.95%           0.84%           2.12%            88%
    2003                                       1.95            0.71            2.14             69
    2002                                       1.95            0.08            2.14            109
    2001                                       1.95            0.54            2.13            126
    2000                                       1.96           (0.46)           2.12            110
INTERNATIONAL FIXED INCOME FUND
    CLASS A
    2004                                       1.00%           2.27%           1.04%           224%
    2003                                       1.00            2.60            1.06            216
    2002                                       1.00            2.72            1.07            339
    2001                                       1.00            3.13            1.06            235
    2000                                       1.00            3.17            1.11            190
EMERGING MARKETS DEBT FUND
    CLASS A
    2004                                       1.35%           5.91%           1.79%            77%
    2003                                       1.35            7.98            1.80            127
    2002                                       1.35            8.80            1.79            140
    2001                                       1.35           10.06            1.78            196
    2000                                       1.35           10.67            1.80            227

+ Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ The ratio of expenses to average net assets, excluding interest expense, is 1.28% for the year ended September 30, 2000.
(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2) The International Equity Fund Class I shares were offered beginning January 4, 2002. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    33

NOTES TO FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

SEI Institutional International Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988. The operations of the Trust commenced on December 20, 1989.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: the International Equity Fund, the Emerging Markets Equity Fund, the International Fixed Income Fund and the Emerging Markets Debt Fund (together the "Funds"). The Trust's prospectuses provide a description of each Fund's investment objectives, policies, and strategies. The Trust is registered to offer Class A shares of each of the Funds and the International Equity Fund is registered to offer Class I shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event') has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.


--------------------------------------------------------------------------------
34    SEI Institutional International Trust / Annual Report / September 30, 2004

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the Trust's policies require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty.

The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient to cover principal and interest in the event of default by the counterparty to the repurchase agreement.

If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

For foreign equity securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. For foreign debt obligations, the Funds do isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds do isolate the effect of fluctuations in foreign-currency rates when determining the gain or loss upon sale or maturity of foreign currency-denominated debt obligations for Federal income tax purposes.

The Funds report gains and losses on foreign-currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

FUTURES CONTRACTS -- The International Equity Fund and the International Fixed Income Fund utilized futures contracts during the year ended September 30, 2004. The Funds' investment in these futures contracts is designed to enable the Funds to more closely approximate the performance of their benchmark indices.

Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are "marked-to-market" daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that the changes in the value of the contract may not directly correlate with changes in the value of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

EQUITY-LINKED WARRANTS -- The International Equity and Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the pro-

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    35
ceeds. Each warrant represents one share of the underlying stocks, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.

OPTION SELLING/PURCHASING -- The Funds may invest in financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount" which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract. As a result of a recent FASB Emerging Issues Task Force consensus [and subsequent related SEC staff guidance], the Emerging Markets Debt Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations.

CLASSES -- Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. The International Fixed Income and Emerging Markets Debt Funds utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

OTHER -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific-interest method, which approximates the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust and SEI Investments Fund Management (the "Administrator") are parties to an amended and restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides management, administrative, and shareholder services to the Funds for annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund                        0.45%
Emerging Markets Equity Fund                     0.65%
International Fixed Income Fund                  0.60%
Emerging Markets Debt Fund                       0.65%

However, the Administrator has voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Administrator as presented below. In the event that the total annual expenses of a Fund, after reflecting a waiver of all fees by the Administrator, exceed the specific limitation, the Administrator has agreed to bear such excess. Any such waiver is voluntary and may be terminated at any time at the Administrator's sole discretion. At September 30, 2004, the Administrator is currently not waiving its fee as indicated on the statement of operations.
--------------------------------------------------------------------
          International     Emerging     International    Emerging
             Equity      Markets Equity  Fixed Income   Markets Debt
              Fund            Fund           Fund           Fund
--------------------------------------------------------------------
Class A       1.28%          1.95%           1.00%         1.35%
Class I       1.53%            --              --            --

--------------------------------------------------------------------------------
36    SEI Institutional International Trust / Annual Report / September 30, 2004

SEI Investments Management Corporation ("SIMC") acts as the Investment Adviser for the Funds under an amended and restated Investment Advisory Agreement dated December 17, 2002 under which SIMC receives annual fees, based on the average daily net assets of the respective funds, as presented below:

International Equity Fund                          0.505%
Emerging Markets Equity Fund                       1.050%
International Fixed Income Fund                    0.150%
Emerging Markets Debt Fund                         0.850%

However, SIMC has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Adviser as presented above.

SIMC has entered into Investment Sub-Advisory Agreements with the following parties:
----------------------------------------------------------
                                                  Date of
Investment Sub-Adviser                          Agreement
----------------------------------------------------------
INTERNATIONAL EQUITY FUND
Alliance Capital Management, L.P.                07/01/03
Capital Guardian Trust Company                   06/10/98
Fisher Investments, Inc.                         07/01/03
McKinley Capital Management, Inc.                07/01/03
Morgan Stanley Investment Management, Inc.       10/01/01

EMERGING MARKETS EQUITY FUND
Alliance Capital Management, L.P.                06/26/02
Citigroup Asset Management Ltd.                  09/30/03
Emerging Markets Management, LLC                 03/11/03
Rexiter Capital Management Ltd.                  07/15/04
The Boston Company Asset
   Management, LLC                               09/18/00

INTERNATIONAL FIXED INCOME FUND
Fischer Francis Trees and Watts                  12/17/02

EMERGING MARKETS DEBT FUND
Ashmore Investment Management                    03/17/03
Salomon Brothers Asset
   Management, Inc.                              06/30/97

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investment Company ("SEI Investments") and a registered broker-dealer, acts as the Distributor of the shares of the Trust under an amended and restated Distribution Agreement dated September 16, 2002. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

------------------------------------------------------------------
                                  Shareholder    Administrative
                                 Servicing Fees  Servicing Fees
------------------------------------------------------------------
International Equity Fund
   Class A                            .25%             --
   Class I                            .25%            .25%
Emerging Markets Equity Fund
   Class A                            .25%             --
International Fixed Income Fund
   Class A                            .25%             --
Emerging Markets Debt Fund
   Class A                            .25%             --
The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. For the year ended September 30, 2004, the Distributor received no brokerage commissions.

Under both the Shareholder Servicing Plans and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties.

However, the Distributor has also voluntarily agreed to waive its fee so that the total annual expenses of each Fund will not exceed certain expense limitations adopted by the Distributor as presented above.

For the year ended September 30, 2004, the Distributor retained 100% of both Shareholder Servicing fees less the waiver and Administration Servicing fees.

Certain Officers and/or Trustees of the Trust are also Officers and/or Directors of the SIMC or the Administrator. Compensation of affiliated Officers and Trustees is paid by the SIMC or the Administrator.

INVESTMENT IN AFFILIATED REGISTERED INVESTMENT COMPANY -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the SEI money market funds, provided that investments in the SEI money market funds do not exceed 25% of the investing Fund's total assets.

4. FORWARD FOREIGN CURRENCY CONTRACTS

The Funds enter into forward foreign currency exchange contracts as hedges against fund positions and anticipated fund positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    37

The following forward foreign currency contracts were outstanding at September 30, 2004:

------------------------------------------------------------------------------------------------------------------------
                                                                                                            Unrealized
Maturity                                       Currency to               Currency to                     Appreciation/
Date                                               Deliver                   Receive   Contract Value   (Depreciation)
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND:
11/24/04                           USD           6,425,021   AUD           9,220,753       $6,643,350         $218,329
11/24/04                           USD          40,868,358   CAD          53,526,889       42,272,344        1,403,986
11/24/04                           EUR          60,110,000   CHF          91,860,822       73,733,950         (887,747)
11/24/04                           EUR           7,460,000   CZK         236,989,280        9,314,189           53,204
11/24/04                           USD           5,250,000   DKK          32,141,025        5,363,891          113,891
11/24/04                           USD         186,741,903   EUR         154,767,224      192,130,973        5,389,070
11/24/04                           JPY       3,894,028,810   EUR          29,450,000       36,559,790        1,124,735
11/24/04                           CHF          91,289,831   EUR          59,410,000       73,752,703          477,071
11/24/04                           CAD          18,346,470   EUR          11,610,000       14,412,875          (76,073)
11/24/04                           PLZ           6,592,050   EUR           1,500,000        1,862,128           (1,748)
11/24/04                           CZK         236,729,600   EUR           7,520,000        9,335,471           31,487
11/24/04                           USD          44,509,101   GBP          24,636,943       44,388,058         (121,043)
11/24/04                           EUR          14,730,000   HUF       3,740,000,800       18,576,662          290,561
11/24/04                           EUR          97,150,000   JPY      12,984,499,814      118,156,923       (2,446,934)
11/24/04                           USD         145,525,461   JPY      16,118,052,467      146,671,763        1,146,302
10/08/04-11/24/04                  USD          28,366,857   KRW      32,885,888,226       28,527,078          160,220
11/24/04                           USD          21,605,199   NZD          33,600,621       22,545,411          940,212
11/24/04                           EUR          14,540,000   PLZ          64,679,754       18,287,946          237,713
11/24/04                           USD          10,128,661   PLZ          37,000,000       10,461,604          332,943
11/24/04                           CHF             587,596   USD             470,000          471,646           (1,646)
11/24/04                           JPY      10,690,290,197   USD          97,036,604       97,279,973         (243,370)
11/24/04                           DKK          51,685,565   USD           8,390,514        8,625,603         (235,090)
11/24/04                           NZD         173,075,966   USD         109,193,627      116,130,854       (6,937,227)
11/24/04                           PLZ          36,001,509   USD           9,650,673       10,179,285         (528,611)
11/24/04                           SEK          39,388,848   USD           5,140,000        5,410,876         (270,876)
11/24/04                           EUR          80,693,822   USD          97,997,318      100,174,844       (2,177,526)
11/24/04                           GBP           1,626,000   USD           2,964,198        2,929,543           34,655
11/24/04                           KRW      16,442,944,113   USD          14,335,610       14,277,425           58,185
                                                                                       --------------      -----------
                                                                                       $1,228,477,158      $(1,915,327)
                                                                                       ==============      ===========
EMERGING MARKETS DEBT FUND:
10/04/04-11/03/04                  USD           2,705,243   BRL           7,842,500       $5,486,184         $156,715
01/18/05                           USD           1,400,000   EUR           1,139,961        1,415,178           15,178
10/01/04-11/01/04                  USD           2,798,906   IDR      26,001,450,000        6,250,196          164,710
01/18/05                           USD             500,000   JPY          54,402,500          496,727           (3,273)
10/20/04-10/29/04                  USD           9,300,000   PLZ          33,133,437        9,404,222          104,222
03/09/05                           USD           4,300,000   RUB         124,270,000        4,252,458          (47,542)
10/12/04-10/27/04                  USD           2,918,765   TRL   4,450,584,000,000        2,956,216           37,451
03/09/05                           RUB         124,270,000   USD           4,136,818        4,252,458         (115,640)
11/03/04-11/04/04                  KRW       4,107,900,000   USD           3,500,000        3,563,317          (63,317)
01/18/05                           JPY         248,683,200   USD           2,288,552        2,270,623           17,928
10/01/04                           IDR      16,412,400,000   USD           1,800,000        1,791,747            8,253
01/18/05                           EUR           1,178,553   USD           1,432,708        1,463,087          (30,379)
10/27/04                           TRL   2,400,000,000,000   USD           1,575,196        1,594,155          (18,959)
                                                                                       --------------      -----------
                                                                                       $   45,196,568      $   225,347
                                                                                       ==============      ===========

Currency Legend
AUD   Australian Dollar        DKK    Danish Krone                  JPY   Japanese Yen              SEK   Swedish Krona
BRL   Brazilian Real           EUR    Euro                          KRW   South Korean Won          TRL   Turkish Lira
CAD   Canadian Dollar          HUF    Hungarian Forint              NZD   New Zealand Dollar        USD   U.S. Dollar
CHF   Swiss Franc              GBP    British Pound Sterling        PLZ   Polish Zloty
CZK   Czech Koruna             IDR    Indonesian Rupah              RUB   Russian Ruble




--------------------------------------------------------------------------------
38    SEI Institutional International Trust / Annual Report / September 30, 2004

--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturity of securities, other than short-term investments, during the fiscal year ended September 30, 2004, were as follows:

---------------------------------------------------------------
                                      Purchases           Sales
                                  ($ Thousands)   ($ Thousands)
---------------------------------------------------------------
International Equity Fund
    US Gov't                         $       --      $       --
    Other                             1,155,952       1,137,625
Emerging Markets Equity Fund
    US Gov't                         $       --      $       --
    Other                               879,491       1,005,332
International Fixed Income Fund
    US Gov't                         $    9,162      $    9,374
    Other                             1,569,811       1,532,966
Emerging Markets Debt Fund
    US Gov't                         $       --      $       --
    Other                               540,796         400,987

6. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to foreign currency gains and losses, passive foreign investment companies gains and losses, equalization, and prior year adjustments. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts as of September 30, 2004:
------------------------------------------------------------------------------
                                  Undistributed     Accumulated
                                 Net Investment        Realized       Paid-in-
                                  Income/(Loss)     Gain/(Loss)        Capital
                                  ($ Thousands)   ($ Thousands)  ($ Thousands)
------------------------------------------------------------------------------
International Equity Fund               $13,507        $(13,507)        $   --
Emerging Markets Equity Fund             (2,156)          2,156             --
International Fixed Income Fund          56,708         (65,381)         8,673
Emerging Markets Debt Fund                  754          (7,961)         7,207

As of September 30, 2004, the tax character of dividends and distributions declared during the last two years were as follows:
------------------------------------------------------------------------------
                                                      Long-Term
                                Ordinary Income    Capital Gain         Totals
                                  ($ Thousands)   ($ Thousands)  ($ Thousands)
------------------------------------------------------------------------------
International
   Equity Fund             2004         $23,821         $    --        $23,821
                           2003          10,409              --         10,409
Emerging Markets
   Equity Fund             2004           2,380              --          2,380
                           2003              --              --             --
International Fixed
   Income Fund             2004          76,253           4,645         80,898
                           2003          27,279              --         27,279
Emerging Markets
   Debt Fund               2004          68,148          28,155         96,303
                           2003          40,050              --         40,050

As of September 30, 2004, the components of Distributable Earnings/(Accumulated Losses) were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Post                                           Total
                      Undistributed   Undistributed         Capital         October                            Other  Distributable
                           Ordinary       Long-Term            Loss        Currency      Unrealized        Temporary      Earnings/
                             Income    Capital Gain   Carryforwards          Losses    Appreciation      Differences   (Accumulated
                      ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)    ($ Thousands)        Losses)
-----------------------------------------------------------------------------------------------------------------------------------
International
    Equity Fund             $58,393         $    --       $(730,353)        $    --        $263,373        $(17,859)      $(426,446)
Emerging Markets
    Equity Fund               9,562              --        (127,540)         (2,076)        136,522          (1,429)         15,039
International Fixed
    Income Fund              48,449              --              --              --          51,852              --         100,301
Emerging Markets
    Debt Fund                38,062          11,198              --              --          64,543             (55)        113,748

Post-October losses represent losses realized on investment or foreign currency transactions from November 1, 2003 through September 30, 2004 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                      Total Capital   Total Capital           Post
                                                                               Loss            Loss         October
                            Expires         Expires         Expires   Carry forward        Utilized        Currency
                               2012            2011            2010         9/30/04         9/30/04          Losses
                      ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)   ($ Thousands)
-------------------------------------------------------------------------------------------------------------------
International Equity
    Fund                    $24,586        $226,615        $479,151        $730,352        $     --          $   --

Emerging Markets
    Equity Fund                  --              --         127,540         127,540         214,474           2,076

--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    39

NOTES TO FINANCIAL STATEMENTS (Concluded)




For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation at September 30, 2004 for each Fund is as follows:
------------------------------------------------------------------------------
                                       Aggregate      Aggregate
                                           Gross          Gross            Net
                          Federal     Unrealized     Unrealized     Unrealized
                         Tax Cost   Appreciation   Depreciation   Appreciation
                    ($ Thousands)  ($ Thousands)  ($ Thousands)  ($ Thousands)
------------------------------------------------------------------------------
International Equity
    Fund               $3,204,016       $393,381      $(129,959)      $263,422
Emerging Markets
    Equity Fund         1,036,258        180,190        (40,811)       139,379
International Fixed
    Income Fund           906,031         50,910           (348)        50,562
Emerging Markets
    Debt Fund             795,546         71,358         (4,592)        66,766

7. FUTURES CONTRACTS

The following Funds had futures contracts open as of September 30, 2004:
------------------------------------------------------------------------------
Contract                Number of         Market     Settlement     Unrealized
Description             Contracts          Value          Month    Gain/(Loss)
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND:

DJ Euro Stoxx Long             89     $3,021,003  December 2004      $ (55,719)
FT-SE 100 Index Long           27      2,249,414  December 2004         12,505
Hang Seng Index Long            1         84,143   October 2004           (647)
SPI 200 Index Long              7        466,355  December 2004          4,964
Topix Index Long               18      1,800,572  December 2004        (69,011)
                                                                     ---------
                                                                     $(107,908)
                                                                     =========
INTERNATIONAL FIXED INCOME FUND:

Japan 10 Year Long Bond        25  $  31,295,649  December 2004     $  250,930
British 10 Year Long Bond     467     90,987,525  December 2004        997,246
U.S. 10 Year Short Note       214     24,101,750  December 2004      (244,156)
U.S. 5 Year Short Note        132     14,619,000  December 2004      (116,532)
                                                                    ----------
                                                                    $  887,488
                                                                    ==========

8. INVESTMENT RISKS

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the International Fixed Income Fund and Emerging Markets Debt Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At September 30, 2004, the total value of these securities represented approximately 8% of the net assets of the Emerging Markets Debt Fund.

Forward foreign currency contracts, future contracts, and swap agreement contracts involve risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities to the extent of the contract amounts.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. LOAN PARTICIPATIONS AND BRADY BONDS

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed- and floating-rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring


--------------------------------------------------------------------------------
40 SEI Institutional International Trust / Annual Report / September 30, 2004 under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rate notes, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days.

11. OTHER

On September 30, 2004, number of shareholders below held the following percentage of the outstanding shares of the Funds.
-----------------------------------------------------------------------------
                                              Number of    % of Outstanding
                                           Shareholders              Shares
-----------------------------------------------------------------------------
International Equity Fund, Class A                    1               83.25%
International Equity Fund, Class I                    8               74.20
Emerging Markets Equity Fund, Class A                 1               84.80
International Fixed Income Fund, Class A              1               82.47
Emerging Markets Debt Fund, Class A                   2               81.46

These shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SEI Institutional International Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively the "Funds" constituting SEI Institutional International Trust, hereafter referred to as the "Trust") at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 23, 2004




--------------------------------------------------------------------------------
42    SEI Institutional International Trust / Annual Report / September 30, 2004

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
The following chart lists Trustees and Officers as of September 30, 2004.


Set forth below are the names, dates of birth, position with the Trust, length of term of office, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

------------------------------------------------------------------------------------------------------------------------------------
                                    TERM OF                                             NUMBER OF
                                    OFFICE                                             PORTFOLIOS
                                      AND                   PRINCIPAL                    IN FUND
       NAME           POSITION(S)  LENGTH OF              OCCUPATION(S)                  COMPLEX           OTHER DIRECTORSHIPS
     ADDRESS,          HELD WITH     TIME                  DURING PAST                  OVERSEEN                 HELD BY
     AND AGE            TRUSTS     SERVED(1)               FIVE YEARS                 BY TRUSTEE(2)              TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher       Chairman    since 1982  Currently performs various                  68         Trustee of The Advisors' Inner
One Freedom             of the                 services on behalf of SEI                              Circle Fund, The Advisors'
Valley Drive,          Board of                Investments for which Mr.                              Inner Circle Fund II, Bishop
Oaks, PA 19456         Trustees*               Nesher is compensated.                                 Street Funds, The MDL Funds,
58 yrs. old                                                                                           The Expedition Funds,
                                                                                                      SEI Global Master Fund, plc,
                                                                                                      SEI Global Assets Fund, plc,
                                                                                                      SEI Global Investments Fund,
                                                                                                      plc, SEI Investments Global,
                                                                                                      Limited, SEI Absolute Return
                                                                                                      Master Fund, L.P., SEI
                                                                                                      Absolute Return Fund, L.P.,
                                                                                                      SEI Opportunity Master
                                                                                                      Fund, L.P., and SEI
                                                                                                      Opportunity Fund, L.P.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran       Trustee*    since 1982  Self-employed consultant since 2003.        68         Trustee of The Advisors' Inner
1701 Market Street                             Partner, Morgan, Lewis & Bockius                       Circle Fund, The Advisors'
Philadelphia, PA                               LLP (law firm) from 1976 to 2003,                      Inner Circle Fund II, The MDL
19103                                          counsel to the Trust, SEI                              Funds, and The Expedition
64 yrs. old                                    Investments, SIMC, the Administrator                   Funds; Director of SEI
                                               and the Distributor.Secretary                          Investments since 1974.
                                               of SEI Investments since 1978.                         Director of the Distributor
                                                                                                      since 2003.
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
--------
F. Wendell Gooch        Trustee    since 1982  Retired                                     68         Trustee of STI Classic Funds
One Freedom                                                                                           and STI Classic Variable
Valley Drive,                                                                                         Trust.
Oaks, PA 19456
71 yrs. old
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee    since 1995  Attorney, sole practitioner since           68         Trustee of The Advisors' Inner
One Freedom                                    1994. Partner, Dechert Price                           Circle Fund, The Advisors'
Valley Drive,                                  & Rhoads, September 1987-                              Inner Circle Fund II, The MDL
Oaks, PA 19456                                 December 1993.                                         Funds, The Expedition Funds
73 yrs. old                                                                                           and Massachusetts Health and
                                                                                                      Education Tax-Exempt Trust.
                                                                                                      Director of U.S. Charitable
                                                                                                      Gift Trust.
------------------------------------------------------------------------------------------------------------------------------------

*MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED TO BE "INTERESTED"
 PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUSTS' DISTRIBUTOR.
1EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
 ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
2THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI
 DAILY INCOME TRUST, SEI INDEX FUNDS, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT TRUST.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    43

TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)




------------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                             NUMBER OF
                                       OFFICE                                            PORTFOLIOS
                                        AND                    PRINCIPAL                   IN FUND
       NAME             POSITION(S)  LENGTH OF               OCCUPATION(S)                 COMPLEX         OTHER DIRECTORSHIPS
     ADDRESS,            HELD WITH      TIME                  DURING PAST                 OVERSEEN               HELD BY
      AND AGE             TRUSTS     SERVED(1)                FIVE YEARS                BY TRUSTEE(2)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------
George J. Sullivan, Jr.   Trustee    since 1996  Self-Employed Consultant, Newfound          68       Trustee of The Advisors' Inner
One Freedom                                      Consultants Inc. since April 1997.                   Circle Fund, The Advisors'
Valley Drive                                                                                          Inner Circle Fund II, The
Oaks, PA 19456                                                                                        MDL Funds, The Expedition
61 yrs. old                                                                                           Funds, State Street Navigator
                                                                                                      Securities Lending Trust,
                                                                                                      Trust, SEI Absolute Return
                                                                                                      Master Fund, L.P., SEI
                                                                                                      Absolute Return Fund, L.P.,
                                                                                                      SEI Opportunity Master Fund,
                                                                                                      L.P., and SEI Opportunity
                                                                                                      Fund, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco        Trustee    since 1999  Director, Governor's Office of Health       68       Director, Sonoco, Inc.;
One Freedom                                      Care Reform, Commonwealth of                         Director, Exelon Corporation;
Valley Drive                                     Pennsylvania since 2003. Founder and                 Trustee, Pennsylvania Real
Oaks, PA 19456                                   Principal, Grecoventures Ltd. from                   Estate Investment Trust.
58 yrs. old                                      1999 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Nina Lesavoy              Trustee    since 2003  Partner, Cue Capital since 2002, Head       68       SEI Absolute Return Master
One Freedom                                      of Sales Investorforce, January 2000-                Fund, L.P., SEI Absolute
Valley Drive,                                    December 2001; Global Partner                        Return Fund, L.P., SEI
Oaks, PA 19456                                   working for the CEO, Invesco Capital,                Opportunity Master Fund, L.P.,
47 yrs. old                                      January 1998-January 2000. Head of                   and SEI Opportunity Fund, L.P.
                                                 Sales and Client Services, Chancellor
                                                 Capital and later LGT Asset
                                                 Management, 1986-2000.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Edward D. Loughlin       President   since 1982  Executive Vice President and                N/A                   N/A
One Freedom                & CEO                 President - Asset Management Division
Valley Drive,                                    of SEI Investments since 1993.
Oaks, PA 19456                                   Director and President of SIMC since
53 yrs. old                                      2004. Chief Executive Officer of the
                                                 Administrator and Director of the
                                                 Distributor since 2003. Executive
                                                 Vice President of SIMC,1999-2004.
                                                 Executive Vice President of the
                                                 Administrator, 1994-2003.
------------------------------------------------------------------------------------------------------------------------------------
Peter (Pedro) A.        Controller   since 2003  Director, Fund Accounting and               N/A                   N/A
Rodriguez                and Chief               Administration, SEI Investments
One Freedom              Financial               Global Funds Services since September
Valley Drive,             Officer                2002 (and 1997-2002); Vice President,
Oaks, PA 19456                                   Fund Administration, BlackRock
42 yrs. old                                      Financial Management, April 2002 to
                                                 September 2002.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto           Vice      since 2002  General Counsel and Secretary of            N/A                   N/A
One Freedom              President               SIMC and the Administrator since 2004.
Valley Drive                and                  Vice President and Assistant
Oaks, PA 19456           Secretary               Secretary of SEI Investments since
36 yrs. old                                      2001. Vice President of SIMC and the
                                                 Administrator since 1999. Assistant
                                                 Secretary of SIMC, the Administrator
                                                 and the Distributor and Vice
                                                 President of the Distributor,
                                                 1999-2003.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44    SEI Institutional International Trust / Annual Report / September 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                             NUMBER OF
                                       OFFICE                                            PORTFOLIOS
                                        AND                    PRINCIPAL                   IN FUND
        NAME            POSITION(S)  LENGTH OF               OCCUPATION(S)                 COMPLEX         OTHER DIRECTORSHIPS
      ADDRESS,           HELD WITH      TIME                  DURING PAST                 OVERSEEN               HELD BY
       AND AGE            TRUSTS     SERVED(1)                FIVE YEARS                BY TRUSTEE(2)            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
John J. Munera             Vice      since 2002  Global AML Compliance Officer at SEI        N/A                   N/A
One Freedom              President               Investments since 2002. Middle Office
Valley Drive                and                  Compliance Officer at SEI Investments
Oaks, PA 19456           Assistant               July 2000-Dec. 2002; Supervising
41 yrs. old              Secretary               Examiner at Federal Reserve Bank
                                                 of Philadelphia from 1998-2000.
------------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala            Vice      since 2004  Compliance Officer of SEI Investments       N/A                   N/A
One Freedom              President               since Sept. 2001. Account and Product
Valley Drive                and                  Consultant, SEI Private Trust
Oaks, PA 19456           Assistant               Company, 1998-2001.
30 yrs. old              Secretary
------------------------------------------------------------------------------------------------------------------------------------
Philip T.Masterson         Vice      since 2004  Joined SEI Investments in Aug. 2004         N/A                   N/A
One Freedom              President               General Counsel, Citco Mutual Fund
Valley Drive                and                  Services, 2003-2004. Vice President
Oaks, PA 19456           Assistant               and Associate Counsel, Oppenheimer
40 yrs. old              Secretary               Funds, 2001-2003. Vice President and
                                                 Assistant Counsel, Oppenheimer Funds,
                                                 1997-2001.
------------------------------------------------------------------------------------------------------------------------------------
John J. McCue              Vice      since 2004  Director of Portfolio Implementations       N/A                   N/A
One Freedom              President               for SIMC since 1995. Managing
Valley Drive                                     Director of Money Market Investments
Oaks, PA 19456                                   for SIMC since 2003.
41 yrs. old
------------------------------------------------------------------------------------------------------------------------------------
Thomas D. Jones, III       Chief     since 2004  Compliance Officer, Assistant               N/A                   N/A
One Freedom             Compliance               Secretary of SIMC since March
Valley Drive              Officer                2004. First Vice President, Merrill
Oaks, PA 19456                                   Lynch Investment Managers
39 yrs. old                                      (Americas) from 1992-2004.
------------------------------------------------------------------------------------------------------------------------------------

1EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
 ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
2THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST, SEI
 DAILY INCOME TRUST, SEI INDEX FUNDS, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT TRUST.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    45

SEI INSTITUTIONAL INTERNATIONAL TRUST -- SEPTEMBER 30, 2004



DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the fund, and the "Ending Account Value" number is derived from deducting that expense cost from the fund's gross investment return.

You can use this information, together with the actual amount you invested in the fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1000 = 8.6), then multiply that ratio by the number shown for your fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your fund's actual return -- the account values shown may not apply to your specific investment.

                                 BEGINNING      ENDING                 EXPENSES
                                  ACCOUNT      ACCOUNT     ANNUALIZED    PAID
                                   VALUE        VALUE       EXPENSE     DURING
                                  3/31/04      9/30/04       RATIOS     PERIOD*
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                          $1,000.00    $  990.90       1.24%     $6.17
Class I                          $1,000.00    $  989.90       1.49%     $7.41

HYPOTHETICAL 5% RETURN
Class A                          $1,000.00    $1,018.80       1.24%     $6.26
Class I                          $1,000.00    $1,017.55       1.49%     $7.52
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                          $1,000.00    $  977.10       1.95%     $9.64

HYPOTHETICAL 5% RETURN
Class A                          $1,000.00    $1,015.25       1.95%     $9.82
--------------------------------------------------------------------------------

                                 BEGINNING      ENDING                 EXPENSES
                                  ACCOUNT      ACCOUNT     ANNUALIZED    PAID
                                   VALUE        VALUE       EXPENSE     DURING
                                  3/31/04      9/30/04       RATIOS     PERIOD*
--------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                          $1,000.00    $  997.60       1.00%     $4.99

HYPOTHETICAL 5% RETURN
Class A                          $1,000.00    $1,020.00       1.00%     $5.05
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                          $1,000.00    $1,036.70       1.35%     $6.87

HYPOTHETICAL 5% RETURN
Class A                          $1,000.00    $1,018.25       1.35%     $6.81
--------------------------------------------------------------------------------
*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE
 AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------
46    SEI Institutional International Trust / Annual Report / September 30, 2004

NOTICE TO SHAREHOLDERS (Unaudited)


For shareholders that do not have a September 30, 2004 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2004 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2004 the Funds of the SEI Institutional International Trust are designating the following items with regard to distributions paid during the year:
--------------------------------------------------------------------------------
                                                                      Qualifying
                                Long Term        Ordinary               Dividend
                            Capital Gains          Income            Income (15%
                            Distributions   Distributions               Tax Rate
Fund                          (Tax Basis)     (Tax Basis)   Total   for QDI) (1)
--------------------------------------------------------------------------------
International Equity                   0%            100%    100%         86.62%
Emerging Markets Equity                0%            100%    100%         82.76%
International Fixed Income         10.17%          89.83%    100%             0%
Emerging Markets Debt              34.16%          65.84%    100%             0%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2004, the amount of foreign source income and foreign tax credit are as follows:
--------------------------------------------------------------
                                                   Foreign Tax
                                Foreign Source     Credit Pass
Fund                                    Income         Through
--------------------------------------------------------------
International Equity               $58,468,900      $7,846,243
Emerging Markets Equity             20,037,888       3,957,544


(1)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

   The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.




--------------------------------------------------------------------------------
SEI Institutional International Trust / Annual Report / September 30, 2004    47

NOTES

NOTES

NOTES

NOTES

NOTES

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2004




Robert A. Nesher, Chairman

TRUSTEES

William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco
Nina Lesavoy

OFFICERS

Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Peter (Pedro) A. Rodriguez
CONTROLLER AND CHIEF FINANCIAL OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

John J. Munera
VICE PRESIDENT, ASSISTANT SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

Philip T. Masterson
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Thomas D. Jones, III
CHIEF COMPLIANCE OFFICER

INVESTMENT ADVISER

SEI Investments Management Corporation

ADMINISTRATOR

SEI Investments Fund Management

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP


This Annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL

1 800 DIAL SEI

(1 800 342 5734)

[BACKGROUND GRAPHIC OMITTED]




SEI INVESTMENTS




SEI INVESTMENTS DISTRIBUTION CO.

OAKS, PA 19456
1 800-DIAL-SEI (1 800 342 5734)




SEI-F-018 (09/04)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent as defined in Form N-CSR Item 3 (a) (2)


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

For each of the last two years, the aggregate fees for which PricewaterhouseCoopers LLP (PwC) billed the Trust for services rendered to the Trust were as follows:



------------------------------------------------------------------------------------------------------------------------------
                                           2004                                                   2003
----------------- ----------------------------------------------------- ------------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------ ---------- ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
 (a)    Audit      $104,520                N/A         $0                $100,450                N/A         $0
        Fees(1)

------ ---------- ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
 (b)    Audit-     $0                $268,657(3)       $0                $0                $0                $0
        Related
        Fees
------ ---------- ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
 (c)    Tax Fees   $0                $0                $0                $0                $0                $0

------ ---------- ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
 (d)    All        $0                $0                $0                $0                $0                $0
        Other
        Fees(2)
------ ---------- ----------------- ----------------- ----------------- ----------------- ----------------- ------------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided PwC in connection with statutory and regulatory filings.
(2) Non-audit fees include amounts related to advisory services provided for an analysis of expense classifications for the registrant and advisory services provided for benchmarking and best practice study results for Mutual Fund operations.
(3) Includes fees for: examination of the design of SEI's Anti Money Laundering Program framework; 404 Readiness Assistance for SEI; and procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for the SEI Funds.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

               --------------------------------------------------------
                                           2004             2003
               ----------------------- --------------- ----------------
                Audit-Related Fees          $0               $0

               ----------------------- --------------- ----------------
                Tax Fees                    $0               $0
               ----------------------- --------------- ----------------
                All Other Fees              $0               $0

               ----------------------- --------------- ----------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

(h) Not Applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18, 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, the certifying officers have concluded that the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrants internal control over financial reporting.


ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               SEI Institutional International Trust

By (Signature and Title)*                  /s/ Edward D. Loughlin
                                           ----------------------
                                           Edward D. Loughlin
                                           Chief Executive Officer

Date:  11/29/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Edward D. Loughlin
                                           ----------------------
                                           Edward D. Loughlin
                                           Chief Executive Officer

Date:  11/29/04


By (Signature and Title)*                  /s/ Peter (Pedro) A. Rodriguez
                                           ------------------------------
                                           Peter (Pedro) A. Rodriguez
                                           Chief Financial Officer

Date:  11/29/04

*  Print the name and title of each signing officer under his or her signature.